Select Income REIT Exhibit 99.2 7958 South Chester Street, Centennial, CO Square Feet: 167,917 Second Quarter 2018 United Launch Alliance Corporate HeadquartersSupplemental Operating and Financial Data 351, 401, 501 Elliott Avenue West, Seattle, WA Square Feet: 299,643 F5 Networks (Nasdaq: FFIV) Corporate Headquarters 1 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE/EXHIBIT CORPORATE INFORMATION Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS Key Consolidated Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 Condensed Consolidated Statements of Cash Flows 15 Financial Information by Owner 17 Consolidated Debt Summary 18 TABLE OF CONTENTS TABLE Consolidated Debt Maturity Schedule 20 Consolidated Leverage Ratios, Coverage Ratios and Public Debt Covenants 21 Consolidated Capital Expenditures Summary 22 Consolidated Property Acquisitions and Dispositions Information Since 1/1/18 23 Calculation and Reconciliation of Property Net Operating Income (NOI) and Cash Basis NOI 24 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 26 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment 27 Calculation of EBITDA and Adjusted EBITDA 29 Calculation of Funds from Operations (FFO) Attributed to SIR and Normalized FFO Attributed to SIR 30 Definitions of Certain Non-GAAP Financial Measures 32 PORTFOLIO INFORMATION Consolidated Portfolio Summary by Owner 34 Consolidated Same Property Results of Operations 35 Leasing Summaries: Consolidated 37 SIR (excluding ILPT) 38 ILPT 39 Consolidated Occupancy and Leasing Analysis by Owner 40 Consolidated Tenant Diversity and Credit Characteristics 41 Tenants Representing 1% or More of Total Consolidated Annualized Rental Revenues 42 Consolidated Three Year Lease Expiration Schedule by Owner 43 Portfolio Lease Expiration Schedules: Consolidated 44 SIR (excluding ILPT) 45 ILPT 46 Hawaii Land Rent Reset Summary 47 EXHIBIT A Consolidated Property Detail 49 References and data in this Supplemental Operating and Financial Data report to "SIR", "we", "us" or "our" refer to and include data for Select Income REIT and its consolidated subsidiaries, including its majority owned subsidiary, Industrial Logistics Properties Trust and its consolidated subsidiaries, or ILPT, which was Select Income REIT's wholly owned subsidiary for all periods until January 17, 2018, unless the context indicates otherwise. Select Income REIT 2 Supplemental Operating and Financial Data, June 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES OR THAT WE WILL BE ABLE TO OBTAIN REPLACEMENT TENANTS, • OUR ACQUISITIONS OF PROPERTIES, • OUR SALES OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR RENTS WILL INCREASE WHEN WE RENEW OR EXTEND OUR LEASES, WHEN WE ENTER NEW LEASES, OR WHEN OUR RENTS RESET, INCLUDING RENT RESETS AT OUR SUBSIDIARY, ILPT'S, HAWAII PROPERTIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY OR ILPT'S REVOLVING CREDIT FACILITY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH ILPT, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, AND ILPT'S ABILITY TO QUALIFY AND MAINTAIN ITS QUALIFICATION FOR TAXATION AS A REIT, • THE CREDIT QUALITIES OF OUR TENANTS, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, ATTRIBUTED TO SELECT INCOME REIT, OR SIR, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, ATTRIBUTED TO SIR, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, Select Income REIT 3 Supplemental Operating and Financial Data, June 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., ILPT, GOVERNMENT PROPERTIES INCOME TRUST, OR GOV, AIC, AND OTHERS AFFILIATED WITH THEM, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES, OUR WORKING CAPITAL REQUIREMENTS AND OUR RECEIPT OF DISTRIBUTIONS FROM ILPT. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING COSTS, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND ANY EXPECTED ACQUISITIONS AND SALES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS MAY CHANGE, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • MOST OF ILPT'S HAWAII PROPERTIES ARE LANDS LEASED FOR RENTS THAT ARE PERIODICALLY RESET BASED ON THEN CURRENT FAIR MARKET VALUES. REVENUES FROM ILPT'S PROPERTIES IN HAWAII HAVE GENERALLY INCREASED DURING OUR AND OUR PREDECESSOR'S AND ILPT'S OWNERSHIP AS THE LEASES FOR THOSE PROPERTIES HAVE BEEN RESET OR RENEWED. ALTHOUGH ILPT EXPECTS THAT RENTS FOR ITS HAWAII PROPERTIES WILL INCREASE IN THE FUTURE, IT CANNOT BE SURE THEY WILL. FUTURE RENTS FROM THESE PROPERTIES COULD DECREASE OR NOT INCREASE TO THE EXTENT THEY HAVE IN THE PAST, • WE MAY NOT SUCCEED IN FURTHER DIVERSIFYING OUR REVENUE SOURCES AND ANY DIVERSIFICATION WE MAY ACHIEVE MAY NOT MITIGATE OUR PORTFOLIO RISKS OR IMPROVE THE SECURITY OF OUR REVENUES OR OUR OPERATING PERFORMANCE, • ILPT'S POSSIBLE REDEVELOPMENT OF CERTAIN OF ITS HAWAII PROPERTIES MAY NOT BE REALIZED OR BE SUCCESSFUL, • AS OF JUNE 30, 2018, WE HAD ESTIMATED LEASING RELATED OBLIGATIONS OF $26.9 MILLION. OUR LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE EXPECT, AND OUR LEASING RELATED OBLIGATIONS MAY INCREASE, • THE UNEMPLOYMENT RATE OR ECONOMIC CONDITIONS IN AREAS WHERE OUR PROPERTIES ARE LOCATED MAY BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES OR OTHER CONDITIONS MAY REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE IS REDUCED, WE MAY BE UNABLE TO RENEW LEASES WITH OUR TENANTS AS LEASES EXPIRE OR ENTER INTO NEW LEASES AT RENTAL RATES AS HIGH AS EXPIRING RENTS AND OUR FINANCIAL RESULTS MAY DECLINE, • OUR BELIEF THAT THERE IS A LIKELIHOOD THAT TENANTS MAY RENEW OR EXTEND OUR LEASES WHEN THEY EXPIRE WHENEVER THEY HAVE MADE SIGNIFICANT INVESTMENTS IN THE LEASED PROPERTIES, OR BECAUSE THOSE PROPERTIES MAY BE OF STRATEGIC IMPORTANCE TO THEM, MAY NOT BE REALIZED, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • WE MAY INCUR SIGNIFICANT COSTS TO PREPARE A PROPERTY FOR A TENANT, PARTICULARLY FOR SINGLE TENANT PROPERTIES, • INCREASING DEVELOPMENT OF INDUSTRIAL AND LOGISTICS PROPERTIES MAY REDUCE THE DEMAND FOR, AND ILPT'S RENTS FROM, ILPT'S PROPERTIES, • A FORMER TENANT OF TWO OF OUR PROPERTIES HAS FILED FOR BANKRUPTCY AND REJECTED ITS TWO LEASES WITH US. ALTHOUGH A SUBTENANT OF THAT FORMER TENANT AT ONE OF THE TWO PROPERTIES IS NOW CONTRACTUALLY OBLIGATED TO PAY RENT TO US IN AN AMOUNT EQUAL TO THE RENT UNDER THE FORMER TENANT'S LEASE, THAT SUBTENANT HAS CERTAIN RIGHTS TO TERMINATE ITS SUBLEASE, INCLUDING UPON ONE YEAR'S ADVANCE NOTICE, • A TENANT OF ONE OF OUR PROPERTIES HAS DEFAULTED ON ITS LEASE WITH US. ALTHOUGH THE SUBTENANTS AT THIS PROPERTY HAVE RECEIVED NOTICES TO PAY RENTS UNDER THE APPLICABLE SUBLEASES DIRECTLY TO US, WE CANNOT BE SURE THAT WE WILL BE SUCCESSFUL IN RECEIVING SUCH RENTS, OR THAT WE WILL BE ABLE TO RECOVER OR MITIGATE OUR WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING DAMAGES, Select Income REIT 4 Supplemental Operating and Financial Data, June 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY IS SUBJECT TO US AND ILPT, AS THE CASE MAY BE, SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE AND ILPT MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE DEBT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY MAY BE INCREASED TO UP TO $1.85 BILLION IN CERTAIN CIRCUMSTANCES AND THE MAXIMUM BORROWING AVAILABILITY UNDER ILPT'S REVOLVING CREDIT FACILITY MAY BE INCREASED TO UP TO $1.5 BILLION IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY OR ILPT'S REVOLVING CREDIT FACILITY IS SUBJECT TO US AND ILPT, AS THE CASE MAY BE, OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY, AND ILPT HAS THE OPTION TO EXTEND THE MATURITY DATE OF ITS REVOLVING CREDIT FACILITY, UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS, RESPECTIVELY. HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • WE RECEIVED AN ASSESSMENT FROM THE STATE OF WASHINGTON FOR REAL ESTATE EXCISE TAX, INTEREST AND PENALTIES OF $2.8 MILLION ON CERTAIN PROPERTIES WE ACQUIRED IN CONNECTION WITH OUR ACQUISITION OF COLE CORPORATE INCOME TRUST, INC. IN JANUARY 2015. ALTHOUGH WE BELIEVE WE ARE NOT LIABLE FOR THIS TAX AND ARE DISPUTING THIS ASSESSMENT, WE MAY NOT SUCCEED IN HAVING ALL OR ANY PART OF THIS ASSESSMENT NULLIFIED, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY, THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND THE UNUSED FEE PAYABLE ON ILPT'S REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS AND ILPT'S LEVERAGE, RESPECTIVELY. FUTURE CHANGES IN OUR CREDIT RATINGS AND ILPT'S LEVERAGE MAY CAUSE THE INTEREST AND FEES WE AND ILPT PAY, RESPECTIVELY, TO INCREASE, • RMR INC. MAY REDUCE THE AMOUNT OF DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, • ILPT MAY REDUCE THE AMOUNT OF DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, AND • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., ILPT, GOV, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR LEASED SPACE OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. MANY OF THESE FACTORS ALSO APPLY TO ILPT AND ITS BUSINESS, OPERATIONS, LIQUIDITY AND FINANCIAL CONDITION, THE REALIZATION OF WHICH COULD MATERIALLY AND ADVERSELY AFFECT US, PARTICULARLY IF ILPT IS UNABLE TO MAKE DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Select Income REIT 5 Supplemental Operating and Financial Data, June 30, 2018

CORPORATE INFORMATION Two Commercial Place, Norfolk, VA Square Feet: 288,662 Tenant: ADP, LLC 6 6

COMPANY PROFILE

COMPANY PROFILE

The Company:

SIR is a real estate investment trust, or REIT, that owns directly or indirectly through its subsidiaries, including its majority owned subsidiary, Industrial Logistics Properties Trust, or ILPT, properties that are primarily net leased to single tenants. As of June 30, 2018, our consolidated portfolio included 367 buildings, leasable land parcels and easements with approximately 45.7 million rentable square feet located in 36 states. SIR owned 100 of these buildings and leasable land parcels with approximately 16.9 million rentable square feet, which are primarily office buildings, and ILPT owned 267 of these buildings, leasable land parcels and easements with approximately 28.8 million rentable square feet, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable square feet which are primarily leasable industrial and commercial lands located in Hawaii. ILPT was our wholly owned subsidiary until January 17, 2018, when it completed an initial public offering, or the ILPT IPO, of its common shares and became a publicly traded REIT. We remain ILPT's largest shareholder and, as of the date hereof, we own 45.0 million, or approximately 69.2%, of ILPT's outstanding common shares. We have been investment grade rated since 2014, and we are included in the Russell 2000® Index and the MSCI US REIT Index.

Management:

SIR is managed by The RMR Group LLC, or RMR, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to five publicly traded equity REITs and three real estate related operating businesses. In addition to managing SIR, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings, Government Properties Income Trust, a REIT that primarily owns properties throughout the U.S. that are majority leased to the U.S. and state governments and office properties in the metropolitan Washington, D.C. market area that are leased to government and private sector tenants, and ILPT, a REIT and our majority owned subsidiary that owns and leases industrial and logistics properties. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities, and Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of June 30, 2018, RMR had $30 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,700 properties and over 52,000 employees. We believe that being managed by RMR is a competitive advantage for SIR because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16.8 million square feet which are primarily leasable industrial and commercial lands located in Hawaii which are owned by ILPT.

(2) See page 30 for the calculation of FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of net income attributed to SIR determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8303
(f) (617) 796-8335

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: SIR

Issuer Ratings:

Moody's: Baa3
Standard & Poor's: BBB-

Key Data (as of June 30, 2018):

(dollars and sq. ft. in 000s)

Total buildings (1)	367
Total sq. ft.	45,736
Percent leased	94.8%
Q2 2018 total revenues	$ 116,007
Q2 2018 net income attributed to SIR	$ 11,699
Q2 2018 Normalized FFO attributed to SIR (2)	$ 40,555

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

7

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche William A. Lamkin Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management David M. Blackman John C. Popeo President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Select Income REIT Financial inquiries should be directed to John C. Popeo, Two Newton Place Chief Financial Officer and Treasurer, at (617) 796-8303 255 Washington Street, Suite 300 or jpopeo@sirreit.com. Newton, MA 02458-1634 (t) (617) 796-8303 Investor and media inquiries should be directed to (f) (617) 796-8335 Olivia Snyder, Manager, Investor Relations, (e-mail) info@sirreit.com at (617) 796-8320 or osnyder@sirreit.com. Select Income REIT 8 Supplemental Operating and Financial Data, June 30, 2018

RESEARCH COVERAGE Equity Research Coverage Bank of America / Merrill Lynch Morgan Stanley James Feldman Vikram Malhotra (646) 855-5808 (212) 761-7064 james.feldman@baml.com vikram.malhotra@morganstanley.com RESEARCH COVERAGE FBR Capital Markets & Co. RBC Capital Markets Bryan Maher Michael Carroll (646) 885-5423 (440) 715-2649 bmaher@fbr.com michael.carroll@rbccm.com JMP Securities Mitch Germain (212) 906-3546 mgermain@jmpsecurities.com Rating Agencies Moody’s Investors Service Standard & Poor’s Griselda Bisono Michael Souers (212) 553-4985 (212) 438-2508 griselda.bisono@moodys.com michael.souers@standardandpoors.com SIR is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SIR’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SIR or its management. SIR does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Select Income REIT 9 Supplemental Operating and Financial Data, June 30, 2018

FINANCIALS 7958 South Chester Street, Centennial, CO Square Feet: 167,917 United Launch Alliance Corporate Headquarters 10 10

KEY CONSOLIDATED FINANCIAL DATA

KEY CONSOLIDATED FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Selected Balance Sheet Data:					
Total gross assets (1)	$ 5,038,130	$ 5,003,168	$ 5,617,279	$ 4,972,896	$ 4,949,024
Total assets	$ 4,683,850	$ 4,669,009	$ 5,303,030	$ 4,677,395	$ 4,673,590
Total liabilities	$ 2,288,219	$ 2,240,565	$ 3,311,211	$ 2,655,096	$ 2,642,336
Total shareholders' equity	$ 2,395,631	$ 2,428,444	$ 1,991,819	$ 2,022,299	$ 2,031,254
Selected Income Statement Data:					
Total revenues	$ 116,007	$ 120,629	$ 117,925	$ 118,014	$ 115,870
Net income	$ 17,464	$ 37,679	$ 2,075	$ 31,442	$ 26,661
Net income attributed to SIR	$ 11,699	$ 33,200	$ 2,075	$ 31,442	$ 26,661
NOI (2)	$ 89,947	$ 93,559	$ 92,434	$ 91,876	$ 91,511
Adjusted EBITDA (3)	$ 72,297	$ 85,982	$ 59,818	$ 85,695	$ 85,534
FFO attributed to SIR (4)	$ 44,586	$ 66,395	$ 36,977	$ 66,155	$ 61,207
Normalized FFO attributed to SIR (4)	$ 40,555	$ 56,045	$ 34,764	$ 60,677	$ 62,127
Per Common Share Data:					
Net income attributed to SIR - basic and diluted	$ 0.13	$ 0.37	$ 0.02	$ 0.35	$ 0.30
FFO attributed to SIR - basic (4)	$ 0.50	$ 0.74	$ 0.41	$ 0.74	$ 0.69
FFO attributed to SIR - diluted (4)	$ 0.50	$ 0.74	$ 0.41	$ 0.74	$ 0.68
Normalized FFO attributed to SIR - basic and diluted (4)	$ 0.45 (6)	$ 0.63	$ 0.39	$ 0.68	$ 0.70
Dividends:					
Annualized dividends paid per share	$ 2.04	$ 2.04	$ 2.04	$ 2.04	$ 2.04
Annualized dividend yield (at end of period) (5)	9.1%	10.5%	8.1%	8.7%	8.5%
Normalized FFO payout ratio (4)	113.3% (6)	81.0%	130.8%	75.0%	72.9%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) See page 24 for the calculation of NOI and page 25 for a reconciliation of net income determined in accordance with GAAP to that amount.
(3) See page 29 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. Adjusted EBITDA for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569.
(4) See page 30 for the calculation of FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of net income attributed to SIR determined in accordance with GAAP to those amounts. Excluding business management incentive fee expense of $25,569 for the the three months ended December 31, 2017, Normalized FFO attributed to SIR per common share and the Normalized FFO payout ratio would have been $0.67 and 76.1%, respectively.
(5) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.
(6) Excluding the non-cash write-off of straight line rents receivable of $10,626 recorded during the three months ended June 30, 2018, Normalized FFO attributed to SIR per common share and the Normalized FFO payout ratio would have been $0.57 and 89.5%, respectively.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

11

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) June 30, December 31, 2018 2017 ASSETS Real estate properties: Land $ 1,056,943 $ 1,041,767 Buildings and improvements 3,217,101 3,178,098 4,274,044 4,219,865 Accumulated depreciation (354,280) (314,249) 3,919,764 3,905,616 Properties held for sale 5,829 5,829 Acquired real estate leases, net 445,616 477,577 Cash and cash equivalents 31,476 658,719 Restricted cash 1,573 178 Rents receivable, including straight line rents of $117,873 and $122,010, respectively, net of allowance for doubtful accounts of $1,765 and $1,396, respectively 122,795 127,672 Deferred leasing costs, net 14,644 14,295 Other assets, net 142,153 113,144 Total assets $ 4,683,850 $ 5,303,030 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 105,000 $ — ILPT revolving credit facility 335,000 750,000 Unsecured term loan, net — 348,870 Senior unsecured notes, net 1,429,622 1,777,425 Mortgage notes payable, net 210,715 210,785 Accounts payable and other liabilities 95,921 101,352 Assumed real estate lease obligations, net 64,372 68,783 Rents collected in advance 19,364 15,644 Security deposits 8,483 8,346 Due to related persons 19,742 30,006 Total liabilities 2,288,219 3,311,211 Commitments and contingencies CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Shareholders' equity: Shareholders' equity attributable to SIR: Common shares of beneficial interest, $.01 par value: 125,000,000 shares authorized; 89,504,754 and 89,487,371 shares issued and outstanding, respectively 895 895 Additional paid in capital 2,312,339 2,180,896 Cumulative net income 605,366 508,213 Cumulative other comprehensive income 687 52,665 Cumulative common distributions (842,128) (750,850) Total shareholders' equity attributable to SIR 2,077,159 1,991,819 Noncontrolling interest in consolidated subsidiary 318,472 — Total shareholders' equity 2,395,631 1,991,819 Total liabilities and shareholders' equity $ 4,683,850 $ 5,303,030 Select Income REIT 12 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars and shares in thousands, except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2018	2017	2018	2017
Revenues:				
Rental income	$ 96,415	$ 97,041	$ 196,170	$ 194,385
Tenant reimbursements and other income	19,592	18,829	40,466	37,779
Total revenues	116,007	115,870	236,636	232,164
Expenses:				
Real estate taxes	12,442	10,836	24,230	21,679
Other operating expenses	13,618	13,523	28,900	26,390
Depreciation and amortization	35,009	34,317	69,955	68,057
General and administrative [(1)]	18,081	8,188	32,022	23,089
Write-off of straight line rents receivable, net [(2)]	10,626	—	10,626	12,517
Loss on asset impairment [(2)]	—	—	—	4,047
Loss on impairment of real estate assets	—	229	—	229
Total expenses	89,776	67,093	165,733	156,008
Operating income	26,231	48,777	70,903	76,156
Dividend income	396	396	793	793
Unrealized gain on equity securities [(3)]	13,488	—	30,388	—
Interest income	110	7	620	20
Interest expense (including net amortization of debt issuance costs, premiums and discounts of $1,735, $1,568, $3,499 and $2,972, respectively)	(22,667)	(22,808)	(46,159)	(43,895)
Loss on early extinguishment of debt	—	—	(1,192)	—
Income before income tax expense and equity in earnings of an investee	17,558	26,372	55,353	33,074
Income tax expense	(101)	(85)	(261)	(187)
Equity in earnings of an investee	7	374	51	502
Net income	17,464	26,661	55,143	33,389
Net income allocated to noncontrolling interest	(5,765)	—	(10,244)	—
Net income attributed to SIR	$ 11,699	$ 26,661	$ 44,899	$ 33,389
Weighted average common shares outstanding - basic	89,393	89,338	89,388	89,334
Weighted average common shares outstanding - diluted	89,416	89,362	89,398	89,356
Net income attributed to SIR per common share - basic and diluted	$ 0.13	$ 0.30	$ 0.50	$ 0.37
Additional Data:				
General and administrative expenses [(1)] / total revenues	15.6%	7.1%	13.5%	9.9%
General and administrative expenses [(1)] / total assets (at end of period)	0.4%	0.2%	0.7%	0.5%
Non-cash straight line rent adjustments included in rental income [(4)]	$ 2,933	$ 5,389	$ 6,489	$ 10,780
Lease value amortization included in rental income [(4)]	$ 545	$ 527	$ 1,059	$ 961
Lease termination fees included in rental income [(4)]	$ —	$ 101	$ —	$ 101
Non-cash amortization included in other operating expenses [(5)]	$ 75	$ 213	$ 288	$ 426
Non-cash amortization included in general and administrative expenses [(5)]	$ 482	$ 344	$ 827	$ 689

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
13

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) (dollars in thousands, except per share data) (1) General and administrative expenses include $9,457 and $920 of estimated business management incentive fee expense for the three months ended June 30, 2018 and 2017, respectively, and $14,815 and $8,766 for the six months ended June 30, 2018 and 2017, respectively. (2) In May 2018, one of our tenants defaulted on its lease for a property located in Naperville, IL with approximately 820,000 rentable square feet and an original lease expiration date of March 31, 2029. As of June 30, 2018, the annual rent due from the tenant under this lease was $15,219. Approximately 468,000 square feet of this property is occupied by subtenants of the tenant that defaulted, and these subtenants have received notices to pay rents under the applicable subleases directly to us as a result of this tenant default. Payments directly to us under the applicable subleases aggregated $10,030 as of June 30, 2018 (or $5,189 less than the rent due from the tenant that defaulted). In addition, we are currently responsible for certain property level expenses that were previously paid, or reimbursed to us, by the tenant that defaulted. We are evaluating our options to recover and mitigate our damages. During the three months ended June 30, 2018, we recorded a non-cash charge of $10,626 to write off straight line rents receivable related to this lease with the tenant that defaulted. In March 2017, one of our tenants filed for bankruptcy and rejected two leases with us: (i) a lease for a property located in Huntsville, AL with approximately 1.4 million rentable square feet and an original lease term until August 2032 and (ii) a lease for a property in Hanover, PA with approximately 502,000 rentable square feet and an original lease term until September 2028. The Huntsville, AL property is occupied by a subtenant of our former tenant which is now contractually obligated to pay rent to us in an amount equal to the rent under the former tenant's lease for a term that runs concurrently with the former tenant’s original lease term, but is subject to certain tenant termination rights. We expect that the lost rents plus carrying costs, such as real estate taxes, insurance, security and other operating costs, from a fully vacant Hanover, PA property may total approximately $3,800 per year. The bankruptcy court overseeing this matter granted us permission to offset our damages with a $3,739 security deposit held from the bankrupt former tenant with respect to the Hanover, PA property. During the three months ended March 31, 2017, we recorded a non-cash charge of $12,517 to write off straight line rents receivable (net of the $3,739 security deposit) related to the rejected leases with the bankrupt former tenant at both properties plus an impairment charge of $4,047 related to the write-off of lease intangibles related to the property located in Hanover, PA. (3) Unrealized gain on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common stock to its fair value as of June 30, 2018 in accordance with new GAAP standards effective January 1, 2018. (4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (5) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees and property management fees expense, which are included in general and administrative and other operating expenses, respectively. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Select Income REIT 14 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) For the Six Months Ended June 30, 2018 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 55,143 $ 33,389 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 40,556 39,927 Net amortization of debt issuance costs, premiums and discounts 3,499 2,972 Amortization of acquired real estate leases and assumed real estate lease obligations 27,550 26,520 Amortization of deferred leasing costs 928 792 Write-off of straight line rents and provision for losses on rents receivable 10,995 12,564 Straight line rental income (6,489) (10,780) Impairment losses — 4,276 Loss on early extinguishment of debt 1,192 — Other non-cash expenses, net 27 (359) Unrealized gain on equity securities (30,388) — Equity in earnings of an investee (51) (502) Change in assets and liabilities: Rents receivable 372 4,136 Deferred leasing costs (1,273) (2,005) Other assets 4,467 (270) Accounts payable and other liabilities (9,049) (2,873) Rents collected in advance 3,720 (2,379) Security deposits 137 184 Due to related persons (10,264) 8,914 Net cash provided by operating activities 91,072 114,506 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits (43,326) (80,205) Real estate improvements (7,025) (8,177) Net cash used in investing activities (50,351) (88,382) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Select Income REIT 15 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) For the Six Months Ended June 30, 2018 2017 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares in subsidiary, net 444,309 — Proceeds from issuance of senior unsecured notes, after discounts — 345,394 Repayments of mortgage notes payable — (17,534) Borrowings under revolving credit facilities 202,000 145,000 Repayments of revolving credit facilities (512,000) (405,000) Payment of debt issuance costs (4,183) (3,187) Repayment of unsecured term loan (350,000) — Repayment of senior unsecured notes (350,000) — Distributions to common shareholders (91,278) (91,216) Repurchase of common shares (16) — Distributions to noncontrolling interest (5,401) — Net cash used in financing activities (666,569) (26,543) Decrease in cash, cash equivalents and restricted cash (625,848) (419) Cash, cash equivalents and restricted cash at beginning of period 658,897 22,171 Cash, cash equivalents and restricted cash at end of period $ 33,049 $ 21,752 SUPPLEMENTAL DISCLOSURES: Interest paid $ 47,368 $ 39,359 Income taxes paid $ 425 $ 373 SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH: The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows: As of June 30, 2018 2017 Cash and cash equivalents $ 31,476 $ 21,683 Restricted cash 1,573 69 Total cash, cash equivalents and restricted cash shown in the statements of cash flows $ 33,049 $ 21,752 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Select Income REIT 16 Supplemental Operating and Financial Data, June 30, 2018

FINANCIAL INFORMATION BY OWNER

FINANCIAL INFORMATION BY OWNER

(dollars and sq. ft. in thousands)

	For the Three Months Ended June 30, 2018 (1)			For the Six Months Ended June 30, 2018 (1)		
	SIR (excluding ILPT)	ILPT	Consolidated	SIR (excluding ILPT)	ILPT	Consolidated
REVENUES:						
Rental income	$ 62,535	$ 33,880	$ 96,415	$ 127,481	$ 68,689	$ 196,170
Tenant reimbursements and other income	14,052	5,540	19,592	29,130	11,336	40,466
Total revenues	76,587	39,420	116,007	156,611	80,025	236,636
EXPENSES:						
Real estate taxes	7,860	4,582	12,442	15,063	9,167	24,230
Other operating expenses	10,794	2,824	13,618	22,531	6,369	28,900
Depreciation and amortization	28,119	6,890	35,009	56,192	13,763	69,955
General and administrative	15,193	2,888	18,081	26,560	5,462	32,022
Write-off of straight line rents receivable, net	10,626	—	10,626	10,626	—	10,626
Total expenses	72,592	17,184	89,776	130,972	34,761	165,733
Operating income	3,995	22,236	26,231	25,639	45,264	70,903
Dividend income	396	—	396	793	—	793
Unrealized gain on equity securities	13,488	—	13,488	30,388	—	30,388
Interest income	60	50	110	557	63	620
Interest expense	(19,115)	(3,552)	(22,667)	(38,805)	(7,354)	(46,159)
Loss on early extinguishment of debt	—	—	—	(1,192)	—	(1,192)
Income (loss) before income tax expense and equity in earnings of an investee	(1,176)	18,734	17,558	17,380	37,973	55,353
Income tax expense	(93)	(8)	(101)	(246)	(15)	(261)
Equity in earnings of an investee	7	—	7	51	—	51
Net income (loss)	(1,262)	18,726	17,464	17,185	37,958	55,143
Net income allocated to noncontrolling interest	(5,765)	—	(5,765)	(10,244)	—	(10,244)
Net income (loss) attributed to SIR	$ (7,027)	$ 18,726	$ 11,699	$ 6,941	$ 37,958	$ 44,899

	As of June 30, 2018 (1)		
	SIR (excluding ILPT)	ILPT	Consolidated
Total Assets	$ 3,222,500	$ 1,461,350	$ 4,683,850
Unsecured revolving credit facility	$ 105,000	$ 335,000	$ 440,000
Senior unsecured notes, net	1,429,622	—	1,429,622
Mortgage notes payable, net	161,404	49,311	210,715
Total Debt	$ 1,696,026	$ 384,311	$ 2,080,337

(1) In connection with ILPT's formation in September 2017, SIR contributed to ILPT substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540 rentable square feet), and ILPT issued a $750,000 demand note and 45,000,000 ILPT common shares to SIR. On January 17, 2018, ILPT completed the ILPT IPO and sold 20,000,000 of its common shares for net proceeds (after deducting the underwriting discount and commissions and expenses) of $444,309. ILPT used part of the net proceeds from its IPO towards the repayment of amounts outstanding under its revolving credit facility. ILPT also reimbursed us for approximately $7,271 of costs we incurred in connection with ILPT's formation and the preparation for the ILPT IPO.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

17

CONSOLIDATED DEBT SUMMARY

CONSOLIDATED DEBT SUMMARY

(dollars in thousands)

	Coupon Rate [1]	Interest Rate [2]	Principal Balance [3]	Maturity Date	Due at Maturity	Years to Maturity
As of June 30, 2018:						
Unsecured Floating Rate Debt:						
SIR revolving credit facility (LIBOR + 125 bps) [4]	3.235%	3.235%	$ 105,000	3/29/2019	$ 105,000	0.7
ILPT revolving credit facility (LIBOR + 130 bps) [5]	3.377%	3.377%	335,000	12/29/2021	335,000	3.5
Subtotal / weighted average unsecured floating rate debt	3.344%	3.344%	440,000		440,000	2.8
Unsecured Fixed Rate Debt:						
Senior notes due 2020	3.600%	3.775%	400,000	2/1/2020	400,000	1.6
Senior notes due 2022	4.150%	4.360%	300,000	2/1/2022	300,000	3.6
Senior notes due 2024	4.250%	4.471%	350,000	5/15/2024	350,000	5.9
Senior notes due 2025	4.500%	4.755%	400,000	2/1/2025	400,000	6.6
Subtotal / weighted average unsecured fixed rate debt	4.119%	4.334%	1,450,000		1,450,000	4.4
Secured Fixed Rate Debt:						
One property (one building) in Philadelphia, PA [6]	3.982%	4.160%	41,000	8/3/2020	39,635	2.1
One property (one building) in Chester, VA [7]	3.990%	3.480%	48,750	11/1/2020	48,750	2.3
One property (three buildings) in Seattle, WA	3.550%	3.790%	71,000	5/1/2023	71,000	4.8
One property (one building) in Chicago, IL	3.700%	3.590%	50,000	6/1/2023	50,000	4.9
Subtotal / weighted average secured fixed rate debt	3.771%	3.743%	210,750		209,385	3.7
Total / weighted average debt	3.922%	4.068%	$ 2,100,750		$ 2,099,385	4.0

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
18

CONSOLIDATED DEBT SUMMARY (CONTINUED) (dollars in thousands) (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of interest rate protection and mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes upfront transaction costs. (3) Principal balance excludes unamortized premiums, discounts and certain issuance costs related to these debts. Total debt outstanding as of June 30, 2018, net of unamortized premiums, discounts and certain issuance costs totaling $20,413, was $2,080,337. (4) We have a $750,000 revolving credit facility which has a maturity date of March 29, 2019, interest payable on borrowings of LIBOR plus 125 basis points and a facility fee of 25 basis points. Both the interest rate premium and the facility fee for our revolving credit facility are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date to March 29, 2020. Principal balance represents the amount outstanding under our $750,000 revolving credit facility at June 30, 2018. Interest rate is as of June 30, 2018 and excludes the 25 basis points facility fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,850,000 in certain circumstances. (5) ILPT has a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 25 basis points per annum as of June 30, 2018. The interest rate premium for ILPT's revolving credit facility is subject to adjustment based on changes to ILPT's leverage ratio, and the commitment fee is subject to adjustment based on the unused portion of ILPT's revolving credit facility. ILPT has the option to extend the maturity date of its revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under ILPT's $750,000 revolving credit facility at June 30, 2018. Interest rate is as of June 30, 2018 and excludes the commitment fee. The maximum borrowing availability under ILPT's revolving credit facility may be increased to up to $1,500,000 in certain circumstances. (6) Interest is payable at a rate equal to LIBOR plus a premium. The interest charge has been fixed by a cash flow hedge which sets the interest rate at approximately 4.16% until August 3, 2020, which is the maturity date of the mortgage note. Coupon rate is as of June 30, 2018. (7) Represents a mortgage note secured by a property owned by ILPT. CONSOLIDATED DEBT SUMMARY (CONTINUED) DEBT SUMMARY CONSOLIDATED Select Income REIT 19 Supplemental Operating and Financial Data, June 30, 2018

CONSOLIDATED DEBT MATURITY SCHEDULE

CONSOLIDATED DEBT MATURITY SCHEDULE

(dollars in thousands)

Scheduled Principal Payments as of June 30, 2018

Period/Year	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total [3]
7/1/2018 - 12/31/2018	$ —	$ —	$ 228	$ 228
2019	105,000 [1]	—	710	105,710
2020	—	400,000	88,812	488,812
2021	335,000 [2]	—	—	335,000
2022	—	300,000	—	300,000
2023	—	—	121,000	121,000
2024	—	350,000	—	350,000
2025	—	400,000	—	400,000
Total	$ 440,000	$ 1,450,000	$ 210,750	$ 2,100,750
Percent	21.0%	69.0%	10.0%	100.0%

(1) Represents the amount outstanding under our $750,000 revolving credit facility at June 30, 2018. We have a $750,000 revolving credit facility which has a maturity date of March 29, 2019, interest payable on borrowings of LIBOR plus 125 basis points and a facility fee of 25 basis points. Both the interest rate premium and the facility fee for our revolving credit facility are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date to March 29, 2020.

(2) Represents the amount outstanding under ILPT's $750,000 revolving credit facility at June 30, 2018. ILPT has a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 25 basis points per annum as of June 30, 2018. The interest rate premium for ILPT's revolving credit facility is subject to adjustment based on changes to ILPT's leverage ratio, and the commitment fee is subject to adjustment based on the unused portion of ILPT's revolving credit facility. ILPT has the option to extend the maturity date of its revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions.

(3) Total debt outstanding as of June 30, 2018, net of unamortized premiums, discounts and certain issuance costs totaling $20,413, was $2,080,337.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

20

CONSOLIDATED LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

CONSOLIDATED LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Leverage Ratios:					
Total debt (1) / total gross assets (2)	41.7%	41.4%	55.4%	49.9%	49.7%
Total debt (1) / gross book value of real estate assets (3)	42.7%	42.6%	64.0%	51.0%	51.2%
Total debt (1) / total market capitalization (4)	51.1%	54.6%	58.0%	54.2%	53.4%
Secured debt (1) / total assets	4.5%	4.5%	4.0%	4.9%	5.2%
Variable rate debt (1) / total debt (1)	20.9%	19.8%	35.4%	18.2%	16.9%
Coverage Ratios:					
Adjusted EBITDA (5) / interest expense	3.2x (8)	3.7x	2.4x	3.5x	3.8x
Total debt (1) / annualized Adjusted EBITDA (5)	7.3x (8)	6.0x	13.0x	7.2x	7.2x
Public Debt Covenants:					
Total debt / adjusted total assets (6) (maximum 60%)	41.4%	41.3%	55.4%	50.0%	49.9%
Secured debt / adjusted total assets (6) (maximum 40%)	4.2%	4.2%	17.1%	4.6%	5.0%
Consolidated income available for debt service (7) / annual debt service (minimum 1.50x)	3.6x	4.0x	3.4x	3.8x	3.7x
Total unencumbered assets (6) / unsecured debt (minimum 150%)	245.6%	246.5%	178.9%	199.9%	201.0%

(1) Debt amounts represent the principal balance as of the date reported.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any.
(4) Total market capitalization is total debt plus the market value of our common shares at the end of each period.
(5) See page 29 for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to that amount.
(6) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP and exclude depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any.
(7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, and gains and losses on sales of properties, if any, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
(8) Excluding the non-cash write-off of straight line rents receivable of $10.6 million recorded during the three months ended June 30, 2018, the ratios of Adjusted EBITDA to interest expense and total debt to annualized Adjusted EBITDA would have been 3.7x and 6.3x, respectively.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
21

CONSOLIDATED CAPITAL EXPENDITURES SUMMARY

CONSOLIDATED CAPITAL EXPENDITURES SUMMARY

(dollars in thousands)

SIR (excluding ILPT):	For the Three Months Ended 6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Tenant improvements [1]	$ 6,671	$ 1,734	$ —	$ 376	$ —
Leasing costs [2]	308	571	3,160	308	606
Building improvements [3]	660	385	1,330	1,099	945
Recurring capital expenditures	7,639	2,690	4,490	1,783	1,551
Development, redevelopment and other activities [4]	1,067	72	462	655	492
Total capital expenditures	$ 8,706	$ 2,762	$ 4,952	$ 2,438	$ 2,043

ILPT:	For the Three Months Ended 6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Tenant improvements [1]	$ —	$ 69	$ 384	$ 2	$ 61
Leasing costs [2]	324	5	80	95	24
Building improvements [3]	211	90	228	224	264
Recurring capital expenditures	535	164	692	321	349
Development, redevelopment and other activities [4]	78	378	634	1,928	1,959
Total capital expenditures	$ 613	$ 542	$ 1,326	$ 2,249	$ 2,308

Consolidated:	For the Three Months Ended 6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Tenant improvements [1]	$ 6,671	$ 1,803	$ 384	$ 378	$ 61
Leasing costs [2]	632	576	3,240	403	630
Building improvements [3]	871	475	1,558	1,323	1,209
Recurring capital expenditures	8,174	2,854	5,182	2,104	1,900
Development, redevelopment and other activities [4]	1,145	450	1,096	2,583	2,451
Total capital expenditures	$ 9,319	$ 3,304	$ 6,278	$ 4,687	$ 4,351

(1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(2) Leasing costs include leasing related costs, such as brokerage commissions, legal costs and tenant inducements.
(3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets.
(4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property and (ii) capital expenditure projects that reposition a property or result in new sources of revenues.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
22

CONSOLIDATED PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18

CONSOLIDATED PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18

(sq. ft. and dollars in thousands, except per sq. ft. data)

Acquisitions:

Date Acquired	Location	Number of Buildings	Owner	Sq. Ft.	Purchase Price (1)	Purchase Price (1) / Sq. Ft.	Cap Rate (2)	Weighted Average Remaining Lease Term in Years (3)	Percent Leased (4)	Tenant
6/27/2018	Doral, FL	1	ILPT	240	$ 43,075	$ 179	5.1%	10.0	100%	Hellmann Worldwide Logistics, Inc.

(1) Represents the gross purchase price, including assumed mortgage debt, if any, and excluding acquisition related costs and purchase price allocations.
(2) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases as of the date of acquisition, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of any assumed debt and excluding acquisition related costs.
(3) Average remaining lease term in years is weighted based on rental revenues as of the date acquired.
(4) Percent leased is as of the date acquired.

Dispositions:

We have not disposed of any properties since January 1, 2018.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
23

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 96,415	$ 99,755	$ 99,265	$ 98,635	$ 97,041	$ 196,170	$ 194,385
Tenant reimbursements and other income	19,592	20,874	18,660	19,379	18,829	40,466	37,779
Real estate taxes	(12,442)	(11,788)	(10,963)	(11,489)	(10,836)	(24,230)	(21,679)
Other operating expenses	(13,618)	(15,282)	(14,528)	(14,649)	(13,523)	(28,900)	(26,390)
NOI	$ 89,947	$ 93,559	$ 92,434	$ 91,876	$ 91,511	$ 183,506	$ 184,095
SIR NOI (excluding ILPT)	$ 57,933	$ 61,084	$ 60,403	$ 60,116	$ 59,946	$ 119,017	$ 120,161
ILPT NOI	32,014	32,475	32,031	31,760	31,565	64,489	63,934
NOI	$ 89,947	$ 93,559	$ 92,434	$ 91,876	$ 91,511	$ 183,506	$ 184,095
Non-cash straight line rent adjustments included in rental income (2)	(2,933)	(3,556)	(4,608)	(5,581)	(5,389)	(6,489)	(10,780)
Lease value amortization included in rental income (2)	(545)	(514)	(546)	(547)	(527)	(1,059)	(961)
Lease termination fees included in rental income (2)	—	—	(212)	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(75)	(213)	(213)	(213)	(213)	(288)	(426)
Cash Basis NOI	$ 86,394	$ 89,276	$ 86,855	$ 85,535	$ 85,281	$ 175,670	$ 171,827
SIR Cash Basis NOI (excluding ILPT)	$ 55,519	$ 58,097	$ 56,573	$ 55,486	$ 55,425	$ 113,616	$ 111,306
ILPT Cash Basis NOI	30,875	31,179	30,282	30,049	29,856	62,054	60,521
Cash Basis NOI	$ 86,394	$ 89,276	$ 86,855	$ 85,535	$ 85,281	$ 175,670	$ 171,827

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
24

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (CONTINUED)

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (CONTINUED) (1)

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 17,464	$ 37,679	$ 2,075	$ 31,442	$ 26,661	$ 55,143	$ 33,389
Equity in earnings of an investee	(7)	(44)	(75)	(31)	(374)	(51)	(502)
Income tax expense	101	160	102	177	85	261	187
Income before income tax expense and equity in earnings of an investee	17,558	37,795	2,102	31,588	26,372	55,353	33,074
Loss on early extinguishment of debt	—	1,192	—	—	—	1,192	—
Interest expense	22,667	23,492	24,592	24,383	22,808	46,159	43,895
Interest income	(110)	(510)	(51)	(19)	(7)	(620)	(20)
Unrealized gain on equity securities	(13,488)	(16,900)	—	—	—	(30,388)	—
Dividend income	(396)	(397)	(397)	(397)	(396)	(793)	(793)
Operating income	26,231	44,672	26,246	55,555	48,777	70,903	76,156
Loss on impairment of real estate assets	—	—	—	—	229	—	229
Loss on asset impairment (4)	—	—	—	—	—	—	4,047
Write-off of straight line rents receivable, net (4)	10,626	—	—	—	—	10,626	12,517
General and administrative	18,081	13,941	30,211	1,608	8,188	32,022	23,089
Acquisition and transaction related costs	—	—	1,075	—	—	—	—
Depreciation and amortization	35,009	34,946	34,902	34,713	34,317	69,955	68,057
NOI	89,947	93,559	92,434	91,876	91,511	183,506	184,095
Non-cash straight line rent adjustments included in rental income (2)	(2,933)	(3,556)	(4,608)	(5,581)	(5,389)	(6,489)	(10,780)
Lease value amortization included in rental income (2)	(545)	(514)	(546)	(547)	(527)	(1,059)	(961)
Lease termination fees included in rental income (2)	—	—	(212)	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(75)	(213)	(213)	(213)	(213)	(288)	(426)
Cash Basis NOI	$ 86,394	$ 89,276	$ 86,855	$ 85,535	$ 85,281	$ 175,670	$ 171,827

(1) See Definitions of Certain Non-GAAP Financial Measures on page 32 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

(4) During the three months ended June 30, 2018, we recorded a $10,626 non-cash write-off of straight line rents receivable as a result of a tenant default. During the three months ended March 31, 2017, we recorded a $12,517 non-cash write-off of straight line rents receivable related to leases associated with a tenant bankruptcy at two properties located in Huntsville, AL and Hanover, PA and a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with this tenant bankruptcy at the property located in Hanover, PA. See footnote (2) on page 14 for more information regarding these matters.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

25

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended	
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Reconciliation of NOI to Same Property NOI (2)(3):				
Rental income	$ 96,415	$ 97,041	$ 196,170	$ 194,385
Tenant reimbursements and other income	19,592	18,829	40,466	37,779
Real estate taxes	(12,442)	(10,836)	(24,230)	(21,679)
Other operating expenses	(13,618)	(13,523)	(28,900)	(26,390)
NOI	89,947	91,511	183,506	184,095
Less:				
NOI of properties not included in same property results	(2,375)	(1,354)	(4,828)	(1,354)
Same property NOI	$ 87,572	$ 90,157	$ 178,678	$ 182,741
SIR same property NOI (excluding ILPT)	$ 55,581	$ 58,592	$ 114,212	$ 118,807
ILPT same property NOI	31,991	31,565	64,466	63,934
Same property NOI	$ 87,572	$ 90,157	$ 178,678	$ 182,741
Calculation of Same Property Cash Basis NOI (2)(3):				
Same property NOI	$ 87,572	$ 90,157	$ 178,678	$ 182,741
Less:				
Non-cash straight line rent adjustments included in rental income (4)	(2,760)	(4,552)	(6,134)	(9,943)
Lease value amortization included in rental income (4)	(545)	(527)	(1,059)	(961)
Lease termination fees included in rental income (4)	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (5)	(75)	(213)	(288)	(426)
Same property Cash Basis NOI	$ 84,192	$ 84,764	$ 171,197	$ 171,310
SIR same property Cash Basis NOI (excluding ILPT)	$ 53,337	$ 54,908	$ 109,163	$ 110,789
ILPT same property Cash Basis NOI	30,855	29,856	62,034	60,521
Same property Cash Basis NOI	$ 84,192	$ 84,764	$ 171,197	$ 171,310

(1) See Definitions of Certain Non-GAAP Financial Measures on page 32 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) For the three months ended June 30, 2018 and 2017, same property NOI and Cash Basis NOI are based on properties that we owned as of June 30, 2018 and that we owned continuously since April 1, 2017.

(3) For the six months ended June 30, 2018 and 2017, same property NOI and Cash Basis NOI are based on properties that we owned as of June 30, 2018 and that we owned continuously since January 1, 2017.

(4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(5) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
26

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT [(1)]

(dollars in thousands)

	Three Months Ended June 30, 2018			Three Months Ended June 30, 2017		
	SIR (excluding ILPT)	ILPT	Total	SIR (excluding ILPT)	ILPT	Total
Calculation of NOI and Cash Basis NOI:						
Rental income	$ 62,535	$ 33,880	$ 96,415	$ 63,614	$ 33,427	$ 97,041
Tenant reimbursements and other income	14,052	5,540	19,592	13,651	5,178	18,829
Real estate taxes	(7,860)	(4,582)	(12,442)	(6,497)	(4,339)	(10,836)
Other operating expenses	(10,794)	(2,824)	(13,618)	(10,822)	(2,701)	(13,523)
NOI	57,933	32,014	89,947	59,946	31,565	91,511
Less:						
Non-cash straight line rent adjustments included in rental income [(2)]	(1,895)	(1,038)	(2,933)	(3,914)	(1,475)	(5,389)
Lease value amortization included in rental income [(2)]	(444)	(101)	(545)	(431)	(96)	(527)
Lease termination fees included in rental income [(2)]	—	—	—	(101)	—	(101)
Non-cash amortization included in other operating expenses [(3)]	(75)	—	(75)	(75)	(138)	(213)
Cash Basis NOI	$ 55,519	$ 30,875	$ 86,394	$ 55,425	$ 29,856	$ 85,281
Reconciliation of NOI to Same Property NOI [(4)]:						
NOI	$ 57,933	$ 32,014	$ 89,947	$ 59,946	$ 31,565	$ 91,511
Less:						
NOI of properties not included in same property results	(2,352)	(23)	(2,375)	(1,354)	—	(1,354)
Same property NOI	$ 55,581	$ 31,991	$ 87,572	$ 58,592	$ 31,565	$ 90,157
Reconciliation of Same Property NOI to Same Property Cash Basis NOI [(4)]:						
Same property NOI	$ 55,581	$ 31,991	$ 87,572	$ 58,592	$ 31,565	$ 90,157
Less:						
Non-cash straight line rent adjustments included in rental income [(2)]	(1,725)	(1,035)	(2,760)	(3,077)	(1,475)	(4,552)
Lease value amortization included in rental income [(2)]	(444)	(101)	(545)	(431)	(96)	(527)
Lease termination fees included in rental income [(2)]	—	—	—	(101)	—	(101)
Non-cash amortization included in other operating expenses [(3)]	(75)	—	(75)	(75)	(138)	(213)
Same property Cash Basis NOI	$ 53,337	$ 30,855	$ 84,192	$ 54,908	$ 29,856	$ 84,764

(1) See Definitions of Certain Non-GAAP Financial Measures on page 32 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

(4) For the three months ended June 30, 2018 and 2017, same property NOI and same property Cash Basis NOI are based on properties that SIR owned as of June 30, 2018 and that it owned continuously since April 1, 2017.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
27

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (CONTINUED)

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (CONTINUED) (1)

(dollars in thousands)

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017		
	SIR (excluding ILPT)	ILPT	Total	SIR (excluding ILPT)	ILPT	Total
Calculation of NOI and Cash Basis NOI:						
Rental income	$ 127,481	$ 68,689	$ 196,170	$ 127,088	$ 67,297	$ 194,385
Tenant reimbursements and other income	29,130	11,336	40,466	27,031	10,748	37,779
Real estate taxes	(15,063)	(9,167)	(24,230)	(13,001)	(8,678)	(21,679)
Other operating expenses	(22,531)	(6,369)	(28,900)	(20,957)	(5,433)	(26,390)
NOI	119,017	64,489	183,506	120,161	63,934	184,095
Less:						
Non-cash straight line rent adjustments included in rental income (2)	(4,257)	(2,232)	(6,489)	(7,835)	(2,945)	(10,780)
Lease value amortization included in rental income (2)	(856)	(203)	(1,059)	(769)	(192)	(961)
Lease termination fees included in rental income (2)	—	—	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(288)	—	(288)	(150)	(276)	(426)
Cash Basis NOI	$ 113,616	$ 62,054	$ 175,670	$ 111,306	$ 60,521	$ 171,827
Reconciliation of NOI to Same Property NOI (4):						
NOI	$ 119,017	$ 64,489	$ 183,506	$ 120,161	$ 63,934	$ 184,095
Less:						
NOI of properties not included in same property results	(4,805)	(23)	(4,828)	(1,354)	—	(1,354)
Same property NOI	$ 114,212	$ 64,466	$ 178,678	$ 118,807	$ 63,934	$ 182,741
Reconciliation of Same Property NOI to Same Property Cash Basis NOI (4):						
Same property NOI	$ 114,212	$ 64,466	$ 178,678	$ 118,807	$ 63,934	$ 182,741
Less:						
Non-cash straight line rent adjustments included in rental income (2)	(3,905)	(2,229)	(6,134)	(6,998)	(2,945)	(9,943)
Lease value amortization included in rental income (2)	(856)	(203)	(1,059)	(769)	(192)	(961)
Lease termination fees included in rental income (2)	—	—	—	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(288)	—	(288)	(150)	(276)	(426)
Same property Cash Basis NOI	$ 109,163	$ 62,034	$ 171,197	$ 110,789	$ 60,521	$ 171,310

(1) See Definitions of Certain Non-GAAP Financial Measures on page 32 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

(4) For the six months ended June 30, 2018 and 2017, same property NOI and same property Cash Basis NOI are based on properties that SIR owned as of June 30, 2018 and that it owned continuously since January 1, 2017.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

28

CALCULATION OF EBITDA AND ADJUSTED EBITDA

CALCULATION OF EBITDA AND ADJUSTED EBITDA (1)

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Net income	$ 17,464	$ 37,679	$ 2,075	$ 31,442	$ 26,661	$ 55,143	$ 33,389
Plus: interest expense	22,667	23,492	24,592	24,383	22,808	46,159	43,895
Plus: income tax expense	101	160	102	177	85	261	187
Plus: depreciation and amortization	35,009	34,946	34,902	34,713	34,317	69,955	68,057
EBITDA	75,241	96,277	61,671	90,715	83,871	171,518	145,528
Plus: acquisition and transaction related costs	—	—	1,075	—	—	—	—
Plus: general and administrative expense paid in common shares (2)	1,087	55	360	458	514	1,142	761
Plus: estimated business management incentive fees (3)	9,457	5,358	(3,288)	(5,478)	920	14,815	8,766
Plus: loss on asset impairment (4)	—	—	—	—	—	—	4,047
Plus: loss on impairment of real estate assets (5)	—	—	—	—	229	—	229
Plus: loss on early extinguishment of debt (6)	—	1,192	—	—	—	1,192	
Less: unrealized gain on equity securities (7)	(13,488)	(16,900)	—	—	—	(30,388)	—
Adjusted EBITDA	$ 72,297 (8)	$ 85,982	$ 59,818	$ 85,695	$ 85,534	$ 158,279 (8)	$ 159,331 (8)

(1) See Definitions of Certain Non-GAAP Financial Measures on page 32 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures.
(2) Amount represents equity based compensation to our trustees and our officers and certain other employees of RMR LLC.
(3) Incentive fees under our business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDA for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569. Business management incentive fees for 2017 were paid in cash in January 2018.
(4) During the three months ended March 31, 2017, we recorded a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with a tenant bankruptcy at a property located in Hanover, PA.
(5) During the three months ended June 30, 2017, we recorded losses on impairment of real estate assets of $229 in connection with one vacant property located in Maynard, MA.
(6) During the three months ended March 31, 2018, we recorded a $1,192 loss on early extinguishment of debt in connection with the repayment of our term loan and 2.85% senior unsecured notes.
(7) Represents the unrealized gain to record our equity securities to fair value in accordance with GAAP.
(8) Excluding the non-cash write-off of straight line rents receivable of $10,626 recorded during the three and six months ended June 30, 2018, and $12,517 recorded during the six months ended June 30, 2017, Adjusted EBITDA would have been $82,923, $168,905 and $171,848, respectively.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

29

CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR

CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR [(1)]

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Net income attributed to SIR	$ 11,699	$ 33,200	$ 2,075	$ 31,442	$ 26,661	$ 44,899	$ 33,389
Plus: depreciation and amortization	35,009	34,946	34,902	34,713	34,317	69,955	68,057
Plus: loss on impairment of real estate assets	—	—	—	—	229	—	229
Plus: net income allocated to noncontrolling interest	5,765	4,479	—	—	—	10,244	—
Less: FFO allocated to noncontrolling interest	(7,887)	(6,230)	—	—	—	(14,117)	—
FFO attributed to SIR	44,586	66,395	36,977	66,155	61,207	110,981	101,675
Plus: acquisition and transaction related costs	—	—	1,075	—	—	—	—
Plus: estimated business management incentive fees [(2)]	9,457	5,358	(3,288)	(5,478)	920	14,815	8,766
Plus: loss on asset impairment [(3)]	—	—	—	—	—	—	4,047
Plus: loss on early extinguishment of debt [(4)]	—	1,192	—	—	—	1,192	—
Less: unrealized gain on equity securities [(5)]	(13,488)	(16,900)	—	—	—	(30,388)	—
Normalized FFO attributed to SIR	$ 40,555	$ 56,045	$ 34,764	$ 60,677	$ 62,127	$ 96,600	$ 114,488
Weighted average common shares outstanding - basic	89,393	89,382	89,381	89,355	89,338	89,388	89,334
Weighted average common shares outstanding - diluted	89,416	89,390	89,392	89,379	89,362	89,398	89,356
Net income attributed to SIR per common share - basic and diluted	$ 0.13	$ 0.37	$ 0.02	$ 0.35	$ 0.30	$ 0.50	$ 0.37
FFO attributed to SIR per common share - basic	$ 0.50	$ 0.74	$ 0.41	$ 0.74	$ 0.69	$ 1.24	$ 1.14
FFO attributed to SIR per common share - diluted	$ 0.50	$ 0.74	$ 0.41	$ 0.74	$ 0.68	$ 1.24	$ 1.14
Normalized FFO attributed to SIR per common share - basic and diluted	$ 0.45 [(6)]	$ 0.63	$ 0.39	$ 0.68	$ 0.70	$ 1.08 [(6)]	$ 1.28 [(6)]

See accompanying notes on the following page.

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Supplemental Operating and Financial Data, June 30, 2018

30

CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR (CONTINUED) (1) (1) See Definitions of Certain Non-GAAP Financial Measures on page 32 for a definition of FFO attributed to SIR and Normalized FFO attributed to SIR, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Incentive fees under our business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Normalized FFO attributed to SIR until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributed to SIR for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569. Business management incentive fees for 2017 were paid in cash in January 2018. (3) During the three months ended March 31, 2017, we recorded a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with a tenant bankruptcy at a property located in Hanover, PA. (4) During the three months ended March 31, 2018, we recorded a $1,192 loss on early extinguishment of debt in connection with the repayment of our term loan and 2.85% senior unsecured notes. (5) Represents the unrealized gain to record our equity securities to fair value in accordance with GAAP. (6) Excluding the non-cash write-off of straight line rents receivable of $10,626 recorded during the three and six months ended June 30, 2018, and $12,517 recorded during the six months ended June 30, FFO ATTRIBUTED TO SIR (CONTINUED) TO ATTRIBUTED FFO 2017, Normalized FFO attributed to SIR per common share would have been $0.57, $1.20 and $1.42, respectively. Select Income REIT CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED SIR TO ATTRIBUTED (FFO) OF FUNDS FROM OPERATIONS CALCULATION 31 Supplemental Operating and Financial Data, June 30, 2018

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES NOI and Cash Basis NOI: The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 24. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA: We calculate EBITDA and Adjusted EBITDA as shown on page 29 We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributed to SIR and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO Attributed to SIR and Normalized FFO Attributed to SIR: We calculate FFO attributed to SIR and Normalized FFO attributed to SIR as shown on page 30. FFO attributed to SIR is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, loss on impairment of real estate assets and the difference between net income and FFO allocated to noncontrolling interest, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO attributed to SIR differs from Nareit’s definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year and we exclude acquisition and transaction related costs expensed under GAAP, loss on asset impairment, loss on early extinguishment of debt, unrealized gain on equity securities and Normalized FFO, net of FFO, from noncontrolling interest, if any. We consider FFO attributed to SIR and Normalized FFO attributed to SIR to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributed to a REIT and operating income. We believe that FFO attributed to SIR and Normalized FFO attributed to SIR provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO attributed to SIR and Normalized FFO attributed to SIR may facilitate a comparison of our operating performance between periods and with other REITs. FFO attributed to SIR and Normalized FFO attributed to SIR are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, our receipt of distributions from ILPT and our expected needs for and availability of cash to DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN pay our obligations. FFO attributed to SIR and Normalized FFO attributed to SIR do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Select Income REIT 32 Supplemental Operating and Financial Data, June 30, 2018

PORTFOLIO INFORMATION 445 Jan Davis Drive, Huntsville, AL Square Feet: 57,420 Digium, Inc. Corporate Headquarters 33 33

CONSOLIDATED PORTFOLIO SUMMARY BY OWNER (dollars and sq. ft. in thousands) As of and For the Three Months Ended June 30, 2018 Key Statistic Consolidated ILPT SIR (excluding ILPT) Leasable buildings (1) 367 267 100 Percent of total 100.0% 72.8% 27.2% Total square feet 45,736 28,780 16,956 Percent of total 100.0% 62.9% 37.1% Leased square feet 43,359 28,516 14,843 Percent leased 94.8% 99.1% 87.5% Total revenues $ 116,007 $ 39,420 $ 76,587 Percent of total 100.0% 34.0% 66.0% NOI (2) $ 89,947 $ 32,014 $ 57,933 Percent of total 100.0% 35.6% 64.4% Cash Basis NOI (2) $ 86,394 $ 30,875 $ 55,519 Percent of total 100.0% 35.7% 64.3% CONSOLIDATED PORTFOLIO SUMMARY BY OWNER BY PORTFOLIO SUMMARY CONSOLIDATED (1) Includes buildings, leasable land parcels and easements which are primarily leasable industrial and commercial lands located in Hawaii, 226 of which are owned by ILPT. (2) See page 24 for the calculation of NOI and Cash Basis NOI, page 25 for a reconciliation of net income determined in accordance with GAAP to those amounts, page 26 for the reconciliation of NOI to same property NOI and calculation of same property Cash Basis NOI and page 27 for the calculation and reconciliation of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI by segment. Select Income REIT 34 Supplemental Operating and Financial Data, June 30, 2018

CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS

CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended [1]		As of and For the Six Months Ended [2]	
	6/30/2018	6/30/2017	6/30/2018	6/30/2017
Leasable Buildings:				
SIR (excluding ILPT)	96	96	96	96
ILPT [3]	266	266	266	266
Total	362	362	362	362
Square Feet [4]:				
SIR (excluding ILPT)	16,308	16,308	16,308	16,308
ILPT [3]	28,540	28,505	28,540	28,505
Total	44,848	44,813	44,848	44,813
Percent Leased [5]:				
SIR (excluding ILPT)	87.0%	89.4%	87.0%	89.4%
ILPT	99.1%	99.6%	99.1%	99.6%
Total	94.7%	95.9%	94.7%	95.9%
Total Revenues:				
SIR (excluding ILPT)	$ 73,184	$ 75,508	$ 149,770	$ 152,362
ILPT	39,395	38,605	80,000	78,045
Total	$ 112,579	$ 114,113	$ 229,770	$ 230,407

(1) Consists of properties that we owned continuously since April 1, 2017.
(2) Consists of properties that we owned continuously since January 1, 2017.
(3) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii.
(4) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(5) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

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Supplemental Operating and Financial Data, June 30, 2018
35

CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS (CONTINUED) (dollars in thousands) As of and For the Three Months Ended (1) As of and For the Six Months Ended (2) 6/30/2018 6/30/2017 6/30/2018 6/30/2017 NOI (3): SIR (excluding ILPT) $ 55,581 $ 58,592 $ 114,212 $ 118,807 ILPT 31,991 31,565 64,466 63,934 Total $ 87,572 $ 90,157 $ 178,678 $ 182,741 Cash Basis NOI (3): SIR (excluding ILPT) $ 53,337 $ 54,908 $ 109,163 $ 110,789 ILPT 30,855 29,856 62,034 60,521 Total $ 84,192 $ 84,764 $ 171,197 $ 171,310 NOI % Change: SIR (excluding ILPT) -5.1% -3.9% ILPT 1.3% 0.8% Total -2.9% -2.2% Cash Basis NOI % Change: SIR (excluding ILPT) -2.9% -1.5% ILPT 3.3% 2.5% Total -0.7% -0.1% (1) Consists of properties that we owned continuously since April 1, 2017. (2) Consists of properties that we owned continuously since January 1, 2017. (3) See page 24 for the calculation of NOI and Cash Basis NOI, page 25 for a reconciliation of net income determined in accordance with GAAP to those amounts, page 26 for the reconciliation of NOI to same property NOI and calculation of same property Cash Basis NOI and page 27 for the calculation and reconciliation of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI by segment. CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS (CONTINUED) OF OPERATIONS RESULTS SAME PROPERTY CONSOLIDATED Select Income REIT 36 Supplemental Operating and Financial Data, June 30, 2018

CONSOLIDATED LEASING SUMMARY

CONSOLIDATED LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Leasable buildings [(1)]	367	366	366	366	364
Total sq. ft. [(2)]	45,736	45,496	45,496	45,496	45,186
Square feet leased	43,359	43,580	43,767	43,753	43,340
Percentage leased	94.8%	95.8%	96.2%	96.2%	95.9%
Leasing Activity (Sq. Ft.):					
New leases	55	1	173	114	41
Renewals	165	350	395	152	161
Total	220	351	568	266	202
% Change in GAAP Rent [(3)]:					
New leases	46.7%	19.6%	13.6%	-11.0%	-10.7%
Renewals	25.0%	34.1%	24.6%	4.9%	3.9%
Weighted average	33.9%	33.9%	21.1%	0.5%	-2.6%
Leasing Costs and Concession Commitments [(4)]:					
New leases	$ 484	$ 33	$ 7,667	$ 171	$ 2,494
Renewals	57	370	6,237	299	14
Total	$ 541	$ 403	$ 13,904	$ 470	$ 2,508
Leasing Costs and Concession Commitments per Sq. Ft. [(4)]:					
New leases	$ 8.80	$ 33.00	$ 44.32	$ 1.50	$ 60.83
Renewals	$ 0.35	$ 1.06	$ 15.79	$ 1.97	$ 0.09
Total	$ 2.46	$ 1.15	$ 24.48	$ 1.77	$ 12.42
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	21.1	7.0	8.4	10.1	12.4
Renewals	7.7	26.2	5.2	7.9	35.9
Total	11.0	26.1	6.2	8.9	31.1
Leasing Costs and Concession Commitments per Sq. Ft. per Year [(4)(5)]:					
New leases	$ 0.42	$ 4.71	$ 5.28	$ 0.15	$ 4.91
Renewals	$ 0.05	$ 0.04	$ 3.04	$ 0.25	$ 0.00
Total	$ 0.22	$ 0.04	$ 3.95	$ 0.20	$ 0.40

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii which are owned by ILPT.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
37

SIR (EXCLUDING ILPT) LEASING SUMMARY

SIR (EXCLUDING ILPT) LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Leasable buildings	100	100	100	100	98
Total sq. ft. [(1)]	16,956	16,956	16,956	16,956	16,681
Square feet leased	14,843	15,046	15,234	15,234	14,960
Percentage leased	87.5%	88.7%	89.8%	89.8%	89.7%
Leasing Activity (Sq. Ft.):					
New leases	0	0	113	0	40
Renewals	2	55	287	17	0
Total	2	55	400	17	40
% Change in GAAP Rent [(2)]:					
New leases	0.0%	0.0%	12.9%	0.0%	-11.4%
Renewals	14.9%	10.7%	25.7%	3.5%	0.0%
Weighted average	14.9%	10.7%	21.9%	3.5%	-11.4%
Leasing Costs and Concession Commitments [(3)]:					
New leases	$ 0	$ 0	$ 7,519	$ 0	$ 2,479
Renewals	2	335	6,229	283	0
Total	$ 2	$ 335	$ 13,748	$ 283	$ 2,479
Leasing Costs and Concession Commitments per Sq. Ft. [(3)]:					
New leases	$ 0.00	$ 0.00	$ 66.54	$ 0.00	$ 61.98
Renewals	$ 1.00	$ 6.09	$ 21.70	$ 16.65	$ 0.00
Total	$ 1.00	$ 6.09	$ 34.37	$ 16.65	$ 61.98
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	0.0	0.0	11.0	0.0	12.6
Renewals	5.7	4.0	4.9	5.0	0.0
Total	5.7	4.0	6.6	5.0	12.6
Leasing Costs and Concession Commitments per Sq. Ft. per Year [(3)(4)]:					
New leases	$ 0.00	$ 0.00	$ 6.05	$ 0.00	$ 4.92
Renewals	$ 0.18	$ 1.52	$ 4.43	$ 3.33	$ 0.00
Total	$ 0.18	$ 1.52	$ 5.21	$ 3.33	$ 4.92

(1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(2) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
38

ILPT LEASING SUMMARY

ILPT LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Leasable buildings (1)	267	266	266	266	266
Total sq. ft. (2)	28,780	28,540	28,540	28,540	28,505
Square feet leased	28,516	28,534	28,533	28,519	28,380
Percentage leased	99.1%	99.9%	99.9%	99.9%	99.6%
Leasing Activity (Sq. Ft.):					
New leases	55	1	60	114	1
Renewals	163	295	108	135	161
Total	218	296	168	249	162
% Change in GAAP Rent (3):					
New leases	46.7%	19.6%	17.8%	-11.0%	23.2%
Renewals	25.5%	46.3%	8.9%	5.7%	3.9%
Weighted average	34.5%	45.9%	13.3%	-0.5%	4.2%
Leasing Costs and Concession Commitments (4):					
New leases	$ 484	$ 33	$ 148	$ 171	$ 15
Renewals	56	35	8	16	14
Total	$ 540	$ 68	$ 156	$ 187	$ 29
Leasing Costs and Concession Commitments per Sq. Ft. (4):					
New leases	$ 8.80	$ 33.00	$ 2.47	$ 1.50	$ 15.00
Renewals	$ 0.34	$ 0.12	$ 0.07	$ 0.12	$ 0.09
Total	$ 2.48	$ 0.23	$ 0.93	$ 0.75	$ 0.18
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	21.1	7.0	3.6	10.1	3.1
Renewals	7.7	30.4	6.0	8.3	35.9
Total	11.1	30.3	5.1	9.1	35.7
Leasing Costs and Concession Commitments per Sq. Ft. per Year (4) (5):					
New leases	$ 0.42	$ 4.71	$ 0.69	$ 0.15	$ 4.84
Renewals	$ 0.04	$ 0.00	$ 0.01	$ 0.01	$ 0.00
Total	$ 0.22	$ 0.01	$ 0.18	$ 0.08	$ 0.01

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
39

CONSOLIDATED OCCUPANCY AND LEASING ANALYSIS BY OWNER (sq. ft. in thousands) Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 6/30/2018 Owner 6/30/2018 New Renewals Total SIR (excluding ILPT) 16,956 — 2 2 ILPT 28,780 55 163 218 Total 45,736 55 165 220 Sq. Ft. Leased As of 3/31/2018 New and Acquisitions / As of 6/30/2018 Owner 3/31/2018 % Leased (2) Expired Renewals (Sales) 6/30/2018 % Leased SIR (excluding ILPT) 15,046 88.7% (205) 2 — 14,843 87.5% ILPT 28,534 99.9% (476) 218 240 28,516 99.1% Total 43,580 95.8% (681) 220 240 43,359 94.8% (1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. CONSOLIDATED OCCUPANCY AND LEASING ANALYSIS BY OWNER BY ANALYSIS AND LEASING OCCUPANCY CONSOLIDATED (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Select Income REIT 40 Supplemental Operating and Financial Data, June 30, 2018

CONSOLIDATED TENANT DIVERSITY AND CREDIT CHARACTERISTICS

CONSOLIDATED TENANT DIVERSITY AND CREDIT CHARACTERISTICS

As of June 30, 2018

	% of Annualized Rental Revenues (1)		
Tenant Industry	SIR (excluding ILPT)	ILPT	Total
Technology & Communications	31.9%	2.9%	22.1%
Retail & Food	11.8%	32.3%	18.7%
Real Estate & Financial	14.6%	9.6%	12.9%
Manufacturing & Transportation	8.9%	19.2%	12.4%
Legal & Consulting	15.3%	1.1%	10.5%
Energy Services	11.7%	4.5%	9.3%
Industrial	0.2%	26.3%	9.0%
Other	5.6%	4.1%	5.1%
	100.0%	100.0%	100.0%

% of Total Annualized Rental Revenues (1)


22.1%
18.7%
12.9%
12.4%
10.5%
9.3%
9.0%
5.1%
Technology & Communications
Retail & Food
Real Estate & Financial
Manufacturing & Transportation
Legal & Consulting
Energy Services
Industrial
Other

	% of Annualized Rental Revenues (1)		
Tenant Credit Characteristics	SIR (excluding ILPT)	ILPT	Total
Leased Hawaii lands	—%	54.0%	15.9% (2)
Investment grade rated	46.7%	17.8%	39.2% (3)
Unrated or non-investment grade	53.3%	28.2%	44.9%
	100.0%	100.0%	100.0%

% of Total Annualized Rental Revenues (1)


15.9%
39.2%
44.9%
Leased Hawaii lands (2)
Investment grade rated (3)
Unrated or non-investment grade

(1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes certain Hawaii lands which are leased by investment grade rated tenants and are included in the investment grade rated tenant credit category.
(3) Includes certain Hawaii lands which are leased by investment grade rated tenants.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
41

TENANTS REPRESENTING 1% OR MORE OF TOTAL CONSOLIDATED ANNUALIZED RENTAL REVENUES

TENANTS REPRESENTING 1% OR MORE OF TOTAL CONSOLIDATED ANNUALIZED RENTAL REVENUES

As of June 30, 2018

(sq. ft. in thousands)

	Tenant	Property Type	Rented Sq. Ft. (1)	% of Total Rented Sq. Ft. (1)	% of Annualized Rental Revenues (2)
1.	Shook, Hardy & Bacon L.L.P.	Office	596	1.4%	3.9%
2.	Amazon.com, Inc.	Industrial	3,048	7.0%	3.4%
3.	Bank of America, National Association	Office	593	1.4%	3.1%
4.	Noble Energy, Inc.	Office	497	1.1%	3.1%
5.	Andeavor	Office	618	1.4%	2.9%
6.	F5 Networks, Inc.	Office	299	0.7%	2.9%
7.	WestRock Company	Office	311	0.7%	2.6%
8.	Northrop Grumman Innovation Systems, Inc.	Office	337	0.8%	2.2%
9.	Tyson Foods, Inc.	Office	248	0.6%	2.1%
10.	Technicolor SA	Industrial	1,371	3.2%	2.1%
11.	FedEx Corporation	Office; Industrial	830	1.9%	1.8%
12.	Micro Focus Software, Inc.	Office	406	0.9%	1.7%
13.	ARRIS International plc	Office	228	0.5%	1.6%
14.	PNC Bank, National Association	Office	441	1.0%	1.4%
15.	ServiceNow, Inc.	Office	149	0.3%	1.3%
16.	Allstate Insurance Company	Office	458	1.1%	1.3%
17.	Church & Dwight Co., Inc.	Office	250	0.6%	1.3%
18.	Restoration Hardware, Inc.	Industrial	1,195	2.8%	1.2%
19.	Compass Group USA, Inc.	Office	267	0.6%	1.2%
20.	Tailored Brands, Inc.	Office	206	0.5%	1.2%
21.	Automatic Data Processing, Inc.	Office	289	0.7%	1.2%
22.	Primerica Life Insurance Company	Office	344	0.8%	1.1%
23.	American Tire Distributors, Inc.	Industrial	722	1.7%	1.1%
24.	United Launch Alliance, LLC	Office	168	0.4%	1.1%
25.	Red Hat, Inc.	Office	175	0.4%	1.0%
	Total		14,046	32.5%	47.8%

(1) Rented square feet is pursuant to existing leases as of June 30, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. In May 2018, one of our tenants defaulted on its lease for a property located in Naperville, IL. This table includes annualized rental revenues from the related subtenants, plus reduced annualized rental revenues from the tenant that defaulted. See note (2) on page 14 for more information about this tenant and its default.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

42

CONSOLIDATED THREE YEAR LEASE EXPIRATION SCHEDULE BY OWNER

CONSOLIDATED THREE YEAR LEASE EXPIRATION SCHEDULE BY OWNER

As of June 30, 2018

(dollars and sq. ft. in thousands)

	Total	2018	2019	2020	2021 and Thereafter
SIR (excluding ILPT):					
Total sq. ft.	16,956				
Leased sq. ft. (1)	14,843	446	205	309	13,883
Percent		3.0%	1.4%	2.1%	93.5%
Annualized rental revenues (2)	$ 313,759	$ 5,243	$ 4,246	$ 8,125	$ 296,145
Percent		1.7%	1.4%	2.6%	94.3%
ILPT:					
Total sq. ft.	28,780				
Leased sq. ft. (1)	28,516	17	1,485	801	26,213
Percent		0.1%	5.2%	2.8%	91.9%
Annualized rental revenues (2)	$ 159,077	$ 332	$ 4,264	$ 4,221	$ 150,260
Percent		0.2%	2.7%	2.7%	94.4%
Consolidated:					
Total sq. ft.	45,736				
Leased sq. ft. (1)	43,359	463	1,690	1,110	40,096
Percent		1.1%	3.9%	2.6%	92.4%
Annualized rental revenues (2)	$ 472,836	$ 5,575	$ 8,510	$ 12,346	$ 446,405
Percent		1.2%	1.8%	2.6%	94.4%

(1) Leased square feet is pursuant to existing leases as of June 30, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
43

CONSOLIDATED PORTFOLIO LEASE EXPIRATION SCHEDULE

CONSOLIDATED PORTFOLIO LEASE EXPIRATION SCHEDULE

As of June 30, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
7/1/2018 - 12/31/2018	10	463	1.1%	1.1%	$ 5,575	1.2%	1.2%
2019	19	1,690	3.9%	5.0%	8,510	1.8%	3.0%
2020	22	1,110	2.6%	7.6%	12,346	2.6%	5.6%
2021	30	1,827	4.2%	11.8%	21,992	4.7%	10.3%
2022	73	3,948	9.1%	20.9%	50,546	10.7%	21.0%
2023	36	3,360	7.7%	28.6%	45,632	9.7%	30.7%
2024	24	7,002	16.1%	44.7%	70,863	15.0%	45.7%
2025	17	1,891	4.4%	49.1%	28,711	6.1%	51.8%
2026	8	1,701	3.9%	53.0%	26,130	5.5%	57.3%
2027	20	6,150	14.2%	67.2%	51,199	10.8%	68.1%
Thereafter	96	14,217	32.8%	100.0%	151,332	31.9%	100.0%
Total	355	43,359	100.0%		$ 472,836	100.0%	
Weighted average remaining lease term (in years)		9.4			8.8		

(1) Rented square feet is pursuant to existing leases as of June 30, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
44

SIR (EXCLUDING ILPT) PORTFOLIO LEASE EXPIRATION SCHEDULE

SIR (EXCLUDING ILPT) PORTFOLIO LEASE EXPIRATION SCHEDULE

As of June 30, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring [(1)]	% of Total Rented Square Feet Expiring [(1)]	Cumulative % of Total Rented Square Feet Expiring [(1)]	Annualized Rental Revenues Expiring [(2)]	% of Total Annualized Rental Revenues Expiring [(2)]	Cumulative % of Total Annualized Rental Revenues Expiring [(2)]
7/1/2018 - 12/31/2018	4	446	3.0%	3.0%	$ 5,243	1.7%	1.7%
2019	3	205	1.4%	4.4%	4,246	1.4%	3.1%
2020	4	309	2.1%	6.5%	8,125	2.6%	5.7%
2021	8	629	4.2%	10.7%	14,696	4.7%	10.4%
2022	10	1,186	8.0%	18.7%	29,723	9.5%	19.9%
2023	14	1,801	12.1%	30.8%	33,688	10.7%	30.6%
2024	12	2,252	15.2%	46.0%	55,165	17.6%	48.2%
2025	9	1,272	8.6%	54.6%	25,596	8.2%	56.4%
2026	5	1,064	7.2%	61.8%	22,658	7.2%	63.6%
2027	8	1,263	8.5%	70.3%	27,368	8.7%	72.3%
Thereafter	11	4,416	29.7%	100.0%	87,251	27.7%	100.0%
Total	88	14,843	100.0%		$ 313,759	100.0%	
Weighted average remaining lease term (in years)		7.8			7.6		

(1) Rented square feet is pursuant to existing leases as of June 30, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
45

ILPT PORTFOLIO LEASE EXPIRATION SCHEDULE

ILPT PORTFOLIO LEASE EXPIRATION SCHEDULE

As of June 30, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
7/1/2018 - 12/31/2018	6	17	0.1%	0.1%	$ 332	0.2%	0.2%
2019	16	1,485	5.2%	5.3%	4,264	2.7%	2.9%
2020	18	801	2.8%	8.1%	4,221	2.7%	5.6%
2021	22	1,198	4.2%	12.3%	7,296	4.6%	10.2%
2022	63	2,762	9.7%	22.0%	20,823	13.1%	23.3%
2023	22	1,559	5.5%	27.5%	11,944	7.5%	30.8%
2024	12	4,750	16.7%	44.2%	15,698	9.9%	40.7%
2025	8	619	2.2%	46.4%	3,115	2.0%	42.7%
2026	3	637	2.2%	48.6%	3,472	2.2%	44.9%
2027	12	4,887	17.1%	65.7%	23,831	15.0%	59.9%
Thereafter	85	9,801	34.3%	100.0%	64,081	40.1%	100.0%
Total	267	28,516	100.0%		$ 159,077	100.0%	

Weighted average remaining lease term (in years)		10.2			11.1		

(1) Rented square feet is pursuant to existing leases as of June 30, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

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Supplemental Operating and Financial Data, June 30, 2018
46

HAWAII LAND RENT RESET SUMMARY (1) (dollars and sq. ft. in thousands) Historical Hawaii Land Rent Resets: For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 Number of leases reset 1 — 4 1 1 Square feet 34 — 200 27 79 Percent change in GAAP rent (2) 18.0% —% 38.6% 45.3% 48.9% Scheduled Hawaii Land Rent Resets: As of June 30, 2018 Number Annualized of Resets Sq. Ft. Rental Revenues (3) 7/1/2018 - 12/31/2018 1 21 $ 237 2019 19 2,464 10,637 HAWAII LAND RENT RESET SUMMARY HAWAII 2020 4 359 2,500 2021 and thereafter 40 2,742 19,723 Total 64 5,586 $ 33,097 (1) All rent resets relate to properties owned by ILPT. (2) Represents percent change in prior rents charged for same space. Reset rents include estimated recurring expense reimbursements and exclude lease value amortization. (3) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Select Income REIT 47 Supplemental Operating and Financial Data, June 30, 2018

EXHIBIT A 2300 & 2400 Yorkmont Road, Charlotte, NC Square Feet: 284,039 Compass Group U.S. Headquarters 4848

CONSOLIDATED PROPERTY DETAIL

CONSOLIDATED PROPERTY DETAIL

As of June 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
40 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	149	100.0%	$ 1,618	$ 12,274	$ 10,241	12/9/2010	1984
42 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	149	100.0%	1,615	12,324	10,255	12/9/2010	1985
44 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	150	100.0%	2,625	17,704	15,668	12/9/2010	1985
46 Inverness Center Parkway	Birmingham	AL	—	SIR Owned	Land	—	—%	—	2,000	2,000	12/9/2010	—
445 Jan Davis Drive	Huntsville	AL	1	SIR Owned	Office	57	100.0%	1,005	10,280	9,867	7/22/2016	2007
4905 Moores Mill Road	Huntsville	AL	1	SIR Owned	Industrial	1,370	100.0%	9,790	73,001	63,176	8/31/2012	2007
4501 Industrial Drive	Fort Smith	AR	1	ILPT Owned	Industrial	64	100.0%	465	4,385	4,087	1/29/2015	2013
16001 North 28th Avenue	Phoenix	AZ	1	SIR Owned	Office	105	100.0%	1,901	13,725	12,842	4/16/2015	2007
2149 West Dunlap Avenue	Phoenix	AZ	1	SIR Owned	Office	122	100.0%	2,486	20,135	18,896	1/29/2015	1983
1920 and 1930 W University Drive	Tempe	AZ	2	SIR Owned	Office	100	100.0%	2,015	13,461	8,234	6/30/1999	1988
2544 and 2548 Campbell Place	Carlsbad	CA	2	SIR Owned	Office	94	100.0%	2,604	21,314	18,735	9/21/2012	2007
2235 Iron Point Road	Folsom	CA	1	SIR Owned	Office	95	100.0%	3,504	28,954	24,172	12/17/2010	2009
47131 Bayside Parkway	Fremont	CA	1	SIR Owned	Office	101	100.0%	2,199	11,912	10,703	3/19/2009	1990
100 Redwood Shores Parkway	Redwood City	CA	1	SIR Owned	Office	63	100.0%	3,125	35,531	33,547	1/29/2015	2014
3875 Atherton Road	Rocklin	CA	1	SIR Owned	Office	19	100.0%	405	4,180	3,840	1/29/2015	1991
145 Rio Robles Drive	San Jose	CA	1	SIR Owned	Office	57	100.0%	1,932	13,597	12,647	12/23/2013	2010
2090 Fortune Drive	San Jose	CA	1	SIR Owned	Office	72	100.0%	891	7,698	7,527	1/29/2015	2014
2115 O'Nel Drive	San Jose	CA	1	SIR Owned	Office	99	100.0%	3,201	33,200	31,053	1/29/2015	2013
3939 North First Street	San Jose	CA	1	SIR Owned	Office	64	100.0%	2,019	14,494	13,581	12/23/2013	2013
51 and 77 Rio Robles Drive	San Jose	CA	2	SIR Owned	Office	129	100.0%	2,626	31,478	29,238	12/23/2013	2011
6448-6450 Via Del Oro	San Jose	CA	1	SIR Owned	Office	76	100.0%	1,762	14,737	13,721	1/29/2015	1983
2450 and 2500 Walsh Avenue	Santa Clara	CA	2	SIR Owned	Office	132	100.0%	4,607	44,969	41,839	1/29/2015	2014
3250 and 3260 Jay Street	Santa Clara	CA	2	SIR Owned	Office	149	100.0%	6,140	63,958	59,512	1/29/2015	2013
350 West Java Drive	Sunnyvale	CA	1	SIR Owned	Office	96	100.0%	2,878	24,012	22,247	11/15/2012	2012
7958 South Chester Street	Centennial	CO	1	SIR Owned	Office	168	100.0%	4,992	31,049	29,038	1/29/2015	2000
350 Spectrum Loop	Colorado Springs	CO	1	SIR Owned	Office	156	100.0%	2,616	23,265	21,543	1/29/2015	2000
955 Aeroplaza Drive	Colorado Springs	CO	1	ILPT Owned	Industrial	125	100.0%	900	8,212	7,579	1/29/2015	2012
13400 East 39th Avenue and 3800 Wheeling Street	Denver	CO	2	ILPT Owned	Industrial	394	100.0%	1,358	16,101	14,970	1/29/2015	1996
333 Inverness Drive South	Englewood	CO	1	SIR Owned	Office	140	100.0%	2,825	16,442	14,598	6/15/2012	1998
150 Greenhorn Drive	Pueblo	CO	1	ILPT Owned	Industrial	54	100.0%	543	4,377	4,020	1/29/2015	2013
2 Tower Drive	Wallingford	CT	1	ILPT Owned	Industrial	62	100.0%	404	3,643	3,002	10/24/2006	1978
1 Targeting Center	Windsor	CT	1	SIR Owned	Office	97	100.0%	1,119	9,076	8,007	7/20/2012	1999
235 Great Pond Drive	Windsor	CT	1	ILPT Owned	Industrial	171	100.0%	1,383	11,869	10,469	7/20/2012	2004
10450 Doral Boulevard	Doral	FL	1	ILPT Owned	Industrial	240	100.0%	2,272	43,327	43,327	6/27/2018	2001
10350 NW 112th Avenue	Miami	FL	1	SIR Owned	Office	79	100.0%	3,056	23,704	21,991	1/29/2015	2002

(1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering, or IPO.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
49

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of June 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2100 NW 82nd Avenue	Miami	FL	1	ILPT Owned	Industrial	37	100.0%	264	1,895	1,170	3/19/1998	2013
One Primerica Parkway	Duluth	GA	1	SIR Owned	Office	344	100.0%	5,249	57,332	53,025	1/29/2015	2013
1000 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	421	2,252	2,252	12/5/2003	—
1001 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	338	100.0%	2,634	18,559	17,333	12/5/2003	—
1024 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	309	1,818	1,818	12/5/2003	—
1024 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	26	100.0%	218	1,385	1,385	12/5/2003	—
1027 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	102	100.0%	783	5,444	5,444	12/5/2003	—
1030 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	122	100.0%	991	5,655	5,655	12/5/2003	—
1038 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	47	100.0%	355	2,576	2,576	12/5/2003	—
1045 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	15	100.0%	105	819	819	12/5/2003	—
1050 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	43	100.0%	324	2,277	1,959	12/5/2003	—
1052 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	197	1,943	1,867	12/5/2003	—
1055 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	203	1,216	1,216	12/5/2003	—
106 Puuhale Road	Honolulu	HI	1	ILPT Owned	Industrial	14	100.0%	256	1,342	1,293	12/5/2003	1966
1062 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	238	1,647	1,430	12/5/2003	—
1122 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	106	100.0%	785	5,781	5,781	12/5/2003	—
113 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	77	100.0%	542	3,729	3,729	12/5/2003	—
1150 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	46	100.0%	515	2,445	2,445	12/5/2003	—
120 Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	31	100.0%	446	2,608	2,514	12/5/2003	1970
120 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Industrial	71	100.0%	1,288	13,735	9,573	11/23/2004	2004
120B Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	35	100.0%	542	1,953	1,953	12/5/2003	1970
125 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	255	1,630	1,630	12/5/2003	—
125B Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	49	100.0%	343	2,815	2,815	12/5/2003	—
1330 Pali Highway	Honolulu	HI	1	ILPT Owned	Land	20	100.0%	459	1,423	1,423	12/5/2003	—
1360 Pali Highway	Honolulu	HI	1	ILPT Owned	Land	126	100.0%	2,850	9,331	9,233	12/5/2003	—
140 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	200	1,100	1,100	12/5/2003	—
142 Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	26	100.0%	400	3,637	3,298	12/5/2003	1972
148 Mokauea Street	Honolulu	HI	1	ILPT Owned	Land	86	100.0%	719	3,476	3,476	12/5/2003	—
150 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	123	100.0%	1,064	4,887	4,887	12/5/2003	—
151 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	337	1,956	1,956	12/5/2003	—
158 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	101	100.0%	731	2,488	2,488	12/5/2003	—
165 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	16	100.0%	115	758	758	12/5/2003	—
179 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	62	100.0%	609	2,480	2,480	12/5/2003	—
180 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	67	100.0%	555	1,655	1,655	12/5/2003	—
1926 Auiki Street	Honolulu	HI	1	ILPT Owned	Industrial	42	100.0%	620	4,436	3,994	12/5/2003	1959
1931 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	96	100.0%	934	3,779	3,779	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

50

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of June 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
197 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	297	1,238	1,238	12/5/2003	—
2001 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	243	1,091	1,091	12/5/2003	—
2019 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	218	1,377	1,377	12/5/2003	—
2020 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	47	100.0%	351	2,385	2,385	12/5/2003	—
204 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	256	1,689	1,689	12/5/2003	—
207 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	345	2,024	2,024	12/5/2003	—
2103 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	79	100.0%	677	3,212	3,212	12/5/2003	—
2106 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	270	1,737	1,676	12/5/2003	—
2110 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	20	100.0%	256	837	837	12/5/2003	—
212 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	46	100.0%	376	1,067	1,067	12/5/2003	—
2122 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	322	1,365	1,365	12/5/2003	—
2127 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	57	100.0%	520	3,003	2,981	12/5/2003	—
2135 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	255	825	825	12/5/2003	—
2139 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	192	885	885	12/5/2003	—
214 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Industrial	22	100.0%	423	2,267	2,230	12/5/2003	1981
2140 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	19	100.0%	147	931	931	12/5/2003	—
2144 Auiki Street	Honolulu	HI	1	ILPT Owned	Industrial	54	94.6%	1,242	9,530	7,564	12/5/2003	1953
215 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	379	2,117	2,117	12/5/2003	—
218 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	34	100.0%	266	1,741	1,741	12/5/2003	—
220 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	66	100.0%	584	2,619	2,619	12/5/2003	—
2250 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	76	100.0%	553	3,862	3,862	12/5/2003	—
2264 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	242	1,632	1,632	12/5/2003	—
2276 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	241	1,619	1,619	12/5/2003	—
228 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	338	1,865	1,865	12/5/2003	—
2308 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	65	100.0%	456	3,314	3,314	12/5/2003	—
231 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	19	100.0%	161	752	752	12/5/2003	—
231B Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	39	100.0%	360	1,539	1,539	12/5/2003	—
2344 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	144	100.0%	1,318	6,709	6,709	12/5/2003	—
238 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	60	100.0%	527	2,273	2,273	12/5/2003	—
2635 Waiwai Loop A	Honolulu	HI	1	ILPT Owned	Land	23	100.0%	209	1,284	1,157	12/5/2003	—
2635 Waiwai Loop B	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	205	1,282	1,244	12/5/2003	—
2760 Kam Highway	Honolulu	HI	1	ILPT Owned	Land	29	100.0%	144	738	738	12/5/2003	—
2804 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	34	100.0%	253	1,777	1,776	12/5/2003	—
2806 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	274	1,801	1,801	12/5/2003	—
2808 Kam Highway	Honolulu	HI	1	ILPT Owned	Land	13	100.0%	102	310	310	12/5/2003	—
2809 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	36	100.0%	273	1,837	1,837	12/5/2003	—
2810 Paa Street	Honolulu	HI	1	ILPT Owned	Land	52	100.0%	414	3,340	3,340	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

51

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of June 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2810 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	412	100.0%	2,643	27,703	27,707	12/5/2003	—
2812 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	271	1,804	1,802	12/5/2003	—
2814 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	278	1,925	1,925	12/5/2003	—
2815 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	208	1,823	1,822	12/5/2003	—
2815 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	95	287	287	12/5/2003	—
2816 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	44	100.0%	234	1,036	1,026	12/5/2003	—
2819 Mokumoa Street - A	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,821	1,821	12/5/2003	—
2819 Mokumoa Street - B	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	266	1,816	1,816	12/5/2003	—
2819 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	281	2,123	2,115	12/5/2003	—
2821 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	97	287	287	12/5/2003	—
2826 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	427	3,921	3,921	12/5/2003	—
2827 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	269	1,801	1,801	12/5/2003	—
2828 Paa Street	Honolulu	HI	1	ILPT Owned	Land	187	100.0%	1,494	12,448	12,448	12/5/2003	—
2829 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	517	1,722	1,720	12/5/2003	—
2928 Kaihikapu Street - A	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	271	1,801	1,801	12/5/2003	—
2829 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	95	287	287	12/5/2003	—
2829 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	297	2,088	2,088	12/5/2003	—
2830 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	292	2,146	2,146	12/5/2003	—
2831 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	267	860	860	12/5/2003	—
2831 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	207	1,857	1,645	12/5/2003	—
2833 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	96	601	601	12/5/2003	—
2833 Paa Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	287	1,701	1,701	12/5/2003	—
2833 Paa Street #2	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	287	1,675	1,675	12/5/2003	—
2836 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	26	100.0%	142	1,353	1,353	12/5/2003	—
2838 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	83	100.0%	646	4,262	4,262	12/5/2003	—
2839 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	106	627	627	12/5/2003	—
2839 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	232	1,942	1,942	12/5/2003	—
2840 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	298	2,149	2,149	12/5/2003	—
2841 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	308	2,088	2,088	12/5/2003	—
2844 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	255	1,974	1,963	12/5/2003	—
2846-A Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	61	100.0%	467	3,135	2,788	12/5/2003	—
2847 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	351	885	775	12/5/2003	—
2849 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	275	860	860	12/5/2003	—
2850 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	9	100.0%	65	459	396	12/5/2003	—
2850 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	300	2,143	2,143	12/5/2003	—
2850 Paa Street	Honolulu	HI	1	ILPT Owned	Land	298	100.0%	2,119	22,827	22,827	12/5/2003	—
2855 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	314	1,807	1,807	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
52

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of June 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2855 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	285	1,934	1,934	12/5/2003	—
2857 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	306	983	983	12/5/2003	—
2858 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	273	1,801	1,801	12/5/2003	—
2861 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	423	3,867	3,867	12/5/2003	—
2864 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	281	1,842	1,839	12/5/2003	—
2864 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	268	2,092	2,092	12/5/2003	—
2865 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	294	1,934	1,934	12/5/2003	—
2868 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	372	1,801	1,801	12/5/2003	—
2869 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	282	1,794	1,794	12/5/2003	—
2875 Paa Street	Honolulu	HI	1	ILPT Owned	Land	23	100.0%	227	1,330	1,330	12/5/2003	—
2879 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	272	1,789	1,789	12/5/2003	—
2879 Paa Street	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	224	1,735	1,725	12/5/2003	—
2886 Paa Street	Honolulu	HI	1	ILPT Owned	Land	60	100.0%	698	2,205	2,205	12/5/2003	—
2889 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	280	1,783	1,783	12/5/2003	—
2906 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	290	1,816	1,815	12/5/2003	—
2908 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	356	1,810	1,809	12/5/2003	—
2915 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	105	100.0%	850	2,579	2,579	12/5/2003	—
2927 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	263	1,778	1,778	12/5/2003	—
2928 Kaihikapu Street - B	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	285	1,948	1,948	12/5/2003	—
2960 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	314	1,977	1,977	12/5/2003	—
2965 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	333	2,140	2,140	12/5/2003	—
2969 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	80	100.0%	366	4,053	4,045	12/5/2003	—
2970 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	286	1,722	1,722	12/5/2003	—
33 S. Vineyard Boulevard	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	140	850	844	12/5/2003	—
525 N. King Street	Honolulu	HI	1	ILPT Owned	Land	21	100.0%	237	1,342	1,342	12/5/2003	—
609 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	24	100.0%	210	624	618	12/5/2003	—
619 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	55	100.0%	523	1,415	1,414	12/5/2003	—
645 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	260	882	882	12/5/2003	—
659 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	255	880	865	12/5/2003	—
659 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,807	1,807	12/5/2003	—
660 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	192	1,787	1,784	12/5/2003	—
667 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	285	862	860	12/5/2003	—
669 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	435	1,898	1,857	12/5/2003	—
673 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	257	1,801	1,801	12/5/2003	—
675 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	218	1,081	1,081	12/5/2003	—
679 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,810	1,808	12/5/2003	—
685 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	266	1,801	1,801	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

53

CONSOLIDATED PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Owner Property Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 673 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 270 1,821 1,806 12/5/2003 — 692 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 296 1,798 1,798 12/5/2003 — 697 Ahua Street Honolulu HI 1 ILPT Owned Land 35 100.0% 297 1,805 1,508 12/5/2003 — 702 Ahua Street Honolulu HI 1 ILPT Owned Land 35 100.0% 264 1,787 1,784 12/5/2003 — 704 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 59 100.0% 462 3,075 2,826 12/5/2003 — 709 Ahua Street Honolulu HI 1 ILPT Owned Land 35 100.0% 323 1,801 1,801 12/5/2003 — 719 Ahua Street Honolulu HI 1 ILPT Owned Land 35 100.0% 291 1,960 1,960 12/5/2003 — 729 Ahua Street Honolulu HI 1 ILPT Owned Land 35 100.0% 227 1,801 1,801 12/5/2003 — 733 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 65 100.0% 666 3,403 3,403 12/5/2003 — 739 Ahua Street Honolulu HI 1 ILPT Owned Land 35 100.0% 233 1,801 1,801 12/5/2003 — 759 Puuloa Road Honolulu HI 1 ILPT Owned Land 34 100.0% 263 1,769 1,767 12/5/2003 — 761 Ahua Street Honolulu HI 1 ILPT Owned Land 73 100.0% 540 3,759 3,758 12/5/2003 — 766 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 274 1,801 1,801 12/5/2003 — 770 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 339 1,801 1,801 12/5/2003 — 789 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 47 100.0% 254 2,611 2,609 12/5/2003 — 80 Sand Island Access Road Honolulu HI 1 ILPT Owned Land 191 100.0% 1,539 7,972 7,972 12/5/2003 — 803 Ahua Street Honolulu HI 1 ILPT Owned Land 73 100.0% 707 3,804 3,804 12/5/2003 — 808 Ahua Street Honolulu HI 1 ILPT Owned Land 57 100.0% 499 3,279 3,279 12/5/2003 — 812 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 262 2,613 2,613 12/5/2003 — 819 Ahua Street Honolulu HI 1 ILPT Owned Land 105 100.0% 1,024 5,434 5,212 12/5/2003 — 822 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 316 1,810 1,798 12/5/2003 — 830 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 268 1,826 1,807 12/5/2003 — 842 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 309 1,809 1,798 12/5/2003 — 846 Ala Lilikoi Boulevard B Honolulu HI 1 ILPT Owned Land 8 100.0% 41 234 234 12/5/2003 — 848 Ala Lilikoi Boulevard A Honolulu HI 1 ILPT Owned Land 326 100.0% 1,681 9,426 9,426 12/5/2003 — 850 Ahua Street Honolulu HI 1 ILPT Owned Land 48 100.0% 261 2,684 2,682 12/5/2003 — 852 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 35 100.0% 273 1,801 1,801 12/5/2003 — 855 Ahua Street Honolulu HI 1 ILPT Owned Land 35 100.0% 212 1,834 1,834 12/5/2003 — CONSOLIDATED PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY CONSOLIDATED 841 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 63 100.0% 494 3,265 3,265 12/5/2003 — 865 Ahua Street Honolulu HI 1 ILPT Owned Land 36 100.0% 307 1,846 1,846 12/5/2003 — 889 Ahua Street Honolulu HI 1 ILPT Owned Land 49 100.0% 406 6,203 6,159 11/21/2012 — 905 Ahua Street Honolulu HI 1 ILPT Owned Land 21 100.0% 167 1,148 1,148 12/5/2003 — 918 Ahua Street Honolulu HI 1 ILPT Owned Land 72 100.0% 454 3,820 3,820 12/5/2003 — 930 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 69 100.0% 509 3,654 3,654 12/5/2003 — 944 Ahua Street Honolulu HI 1 ILPT Owned Land 27 100.0% 205 1,219 1,219 12/5/2003 — 949 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 237 100.0% 1,597 11,568 11,568 12/5/2003 — 950 Mapunapuna Street Honolulu HI 1 ILPT Owned Land 33 100.0% 258 1,724 1,724 12/5/2003 — (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO. Select Income REIT 54 Supplemental Operating and Financial Data, June 30, 2018

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of June 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
960 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	14	100.0%	92	614	614	12/5/2003	—
960 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	305	1,933	1,933	12/5/2003	—
970 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	15	100.0%	125	817	817	12/5/2003	—
91-008 Hanua	Kapolei	HI	1	SIR Owned	Land	417	—%	—	3,548	3,546	6/15/2005	—
91-027 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	214	—%	—	2,667	2,667	6/15/2005	—
91-064 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	321	1,826	1,826	6/15/2005	—
91-080 Hanua	Kapolei	HI	1	ILPT Owned	Land	217	100.0%	501	2,187	2,187	6/15/2005	—
91-083 Hanua	Kapolei	HI	1	ILPT Owned	Land	47	100.0%	126	716	716	6/15/2005	—
91-086 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	1,242	100.0%	1,809	13,884	13,884	6/15/2005	—
91-087 Hanua	Kapolei	HI	1	ILPT Owned	Land	22	100.0%	68	381	381	6/15/2005	—
91-091 Hanua	Kapolei	HI	1	ILPT Owned	Land	41	100.0%	152	552	552	6/15/2005	—
91-102 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	249	1,599	1,599	6/15/2005	—
91-110 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	232	1,293	1,293	6/15/2005	—
91-119 Olai	Kapolei	HI	1	ILPT Owned	Land	98	100.0%	225	1,981	1,981	6/15/2005	—
91-210 Kauhi	Kapolei	HI	1	ILPT Owned	Land	44	100.0%	122	567	567	6/15/2005	—
91-141 Kalaeloa	Kapolei	HI	1	ILPT Owned	Land	910	100.0%	1,693	11,624	11,624	6/15/2005	—
91-150 Hanua	Kapolei	HI	1	SIR Owned	Land	418	—%	—	5,829	5,829	6/15/2005	—
91-150 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	250	100.0%	421	3,159	3,159	6/15/2005	—
91-171 Olai	Kapolei	HI	1	ILPT Owned	Land	24	100.0%	52	265	259	6/15/2005	—
91-174 Olai	Kapolei	HI	1	ILPT Owned	Land	58	100.0%	148	1,009	995	6/15/2005	—
91-175 Olai	Kapolei	HI	1	ILPT Owned	Land	48	—%	—	1,286	1,270	6/15/2005	—
91-185 Kalaeloa	Kapolei	HI	1	ILPT Owned	Land	122	100.0%	236	1,761	1,761	6/15/2005	—
91-202 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	84	100.0%	376	2,048	2,007	6/15/2005	1964
91-209 Kuhela	Kapolei	HI	1	SIR Owned	Land	109	—%	—	1,378	1,377	6/15/2005	—
91-210 Olai	Kapolei	HI	1	ILPT Owned	Land	54	100.0%	205	706	706	6/15/2005	—
91-218 Olai	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	206	1,683	1,668	6/15/2005	—
91-220 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	23	100.0%	317	1,871	1,357	6/15/2005	1991
91-222 Olai	Kapolei	HI	1	ILPT Owned	Land	158	100.0%	378	2,035	2,035	6/15/2005	—
91-238 Kauhi	Kapolei	HI	1	ILPT Owned	Industrial	85	100.0%	1,334	10,599	8,109	6/15/2005	1981
91-241 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	45	100.0%	651	5,260	3,756	6/15/2005	1990
91-250 Komohana	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	300	1,506	1,506	6/15/2005	—
91-252 Kauhi	Kapolei	HI	1	ILPT Owned	Land	43	100.0%	105	536	536	6/15/2005	—
91-255 Hanua	Kapolei	HI	1	ILPT Owned	Land	95	100.0%	218	1,274	1,246	6/15/2005	—
91-259 Olai	Kapolei	HI	1	ILPT Owned	Land	131	100.0%	283	2,944	2,944	6/15/2005	—
91-265 Hanua	Kapolei	HI	1	ILPT Owned	Land	95	100.0%	222	1,569	1,569	6/15/2005	—
91-300 Hanua	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	218	1,381	1,381	6/15/2005	—
91-329 Kauhi	Kapolei	HI	1	ILPT Owned	Industrial	48	100.0%	818	4,971	3,703	6/15/2005	2013

(1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018

55

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of June 30, 2018 (dollars and square feet in thousands) **EXHIBIT A**

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
91-349 Kauhi	Kapolei	HI	1	ILPT Owned	Land	48	100.0%	119	649	649	6/15/2005	—
91-399 Kauhi	Kapolei	HI	1	ILPT Owned	Land	2,236	100.0%	2,661	27,405	27,405	6/15/2005	—
91-400 Komohana	Kapolei	HI	1	ILPT Owned	Land	96	100.0%	236	1,494	1,494	6/15/2005	—
91-410 Komohana	Kapolei	HI	1	ILPT Owned	Land	21	100.0%	52	430	429	6/15/2005	—
91-416 Komohana	Kapolei	HI	1	ILPT Owned	Land	27	100.0%	69	724	724	6/15/2005	—
AES HI Easement	Kapolei	HI	1	ILPT Owned	Land (4) (5)	—	—%	—	1,250	1,250	6/15/2005	—
Other Easements & Lots	Kapolei	HI	1	ILPT Owned	Land (5)	—	—%	—	1,604	1,285	6/15/2005	—
Tesaro 967 Easement	Kapolei	HI	1	ILPT Owned	Land (4) (5)	—	—%	—	6,593	6,593	6/15/2005	—
Texaco Easement	Kapolei	HI	1	ILPT Owned	Land (4) (5)	—	—%	—	2,653	2,653	6/15/2005	—
94-240 Pupuole Street	Waipahu	HI	1	ILPT Owned	Land	44	100.0%	252	717	717	12/5/2003	—
5500 SE Delaware Avenue	Ankeny	IA	1	ILPT Owned	Industrial	451	100.0%	1,682	19,193	17,742	1/29/2015	2012
951 Trails Road	Eldridge	IA	1	ILPT Owned	Industrial	173	100.0%	1,027	8,695	6,471	4/2/2007	2001
8305 NW 62nd Avenue	Johnston	IA	1	SIR Owned	Office	199	100.0%	3,240	34,008	31,317	1/29/2015	2011
2300 North 33rd Avenue East	Newton	IA	1	ILPT Owned	Industrial	318	100.0%	1,458	14,140	10,829	9/29/2008	2008
7121 South Fifth Avenue	Pocatello	ID	1	ILPT Owned	Industrial	33	100.0%	370	4,746	4,382	1/29/2015	2007
400 South Jefferson Street	Chicago	IL	1	SIR Owned	Office	248	100.0%	9,824	90,479	84,219	1/29/2015	2012
1230 West 171st Street	Harvey	IL	1	ILPT Owned	Industrial	40	100.0%	442	2,473	2,330	1/29/2015	2004
475 Bond Street	Lincolnshire	IL	1	SIR Owned	Industrial	223	100.0%	1,667	20,957	19,586	1/29/2015	2000
1415 West Diehl Road	Naperville	IL	1	SIR Owned	Office	820	75.1%	14,521	188,475	169,911	4/1/2014	2001
5156 American Road	Rockford	IL	1	ILPT Owned	Industrial	38	100.0%	173	1,929	1,798	1/29/2015	1996
440 North Fairway Drive	Vernon Hills	IL	1	SIR Owned	Office	100	100.0%	1,687	13,977	12,804	10/15/2013	2009
7601 Genesys Way	Indianapolis	IN	1	SIR Owned	Office	120	100.0%	1,878	12,253	12,005	7/19/2017	2003
7635 Genesys Way	Indianapolis	IN	1	SIR Owned	Office	155	100.0%	2,423	16,238	15,909	7/19/2017	2008
400 SW 8th Avenue	Topeka	KS	1	SIR Owned	Office	144	100.0%	2,638	17,674	15,268	7/30/2012	2006
1101 Pacific Avenue	Erlanger	KY	1	SIR Owned	Office	86	100.0%	1,217	12,300	7,955	6/30/2003	1999
1061 Pacific Avenue	Erlanger	KY	—	SIR Owned	Land	—	—%	72	732	732	6/30/2003	—
17200 Manchac Park Lane	Baton Rouge	LA	1	ILPT Owned	Industrial	125	100.0%	889	10,560	9,803	1/29/2015	2014
209 South Bud Street	Lafayette	LA	1	ILPT Owned	Industrial	60	100.0%	511	5,258	4,869	1/29/2015	2010
300 Billerica Road	Chelmsford	MA	1	SIR Owned	Office	111	100.0%	1,553	8,756	7,788	9/27/2012	2006
330 Billerica Road	Chelmsford	MA	1	SIR Owned	Office	98	—%	—	9,929	8,459	1/18/2011	1996
111 Powdermill Road	Maynard	MA	1	SIR Owned	Office	287	—%	—	17,572	17,169	3/30/2007	1990
314 Littleton Road	Westford	MA	1	SIR Owned	Office	175	100.0%	4,810	33,944	31,344	1/29/2015	2013
7001 Columbia Gateway Drive	Columbia	MD	1	SIR Owned	Office	120	100.0%	3,741	28,292	24,911	12/21/2012	2008
4000 Principio Parkway	North East	MD	1	ILPT Owned	Industrial	1,196	100.0%	5,908	76,313	70,197	1/29/2015	2012
3550 Green Court	Ann Arbor	MI	1	SIR Owned	Office	82	100.0%	1,625	13,019	11,523	12/21/2012	1998
3800 Midlink Drive	Kalamazoo	MI	1	ILPT Owned	Industrial	158	100.0%	2,184	43,229	39,761	1/29/2015	2014
2401 Cram Avenue SE	Bemidji	MN	1	ILPT Owned	Industrial	22	100.0%	183	2,237	2,054	1/29/2015	2013

(1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.
(4) Land parcels include easements.
(5) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2018 totaled $941.

Select Income REIT
Supplemental Operating and Financial Data, June 30, 2018
56

CONSOLIDATED PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Owner Property Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 110 Stanbury Industrial Drive Brookfield MO 1 ILPT Owned Industrial 16 100.0% 190 2,059 1,900 1/29/2015 2012 2555 Grand Boulevard Kansas City MO 1 SIR Owned Office 596 100.0% 18,313 79,149 73,723 7/31/2015 2003 628 Patton Avenue Asheville NC 1 ILPT Owned Industrial 33 100.0% 203 2,014 1,885 1/29/2015 1994 2300 Yorkmont Road Charlotte NC 1 SIR Owned Office 151 100.0% 3,338 27,039 24,910 1/29/2015 1995 2400 Yorkmont Road Charlotte NC 1 SIR Owned Office 133 100.0% 2,910 22,915 21,045 1/29/2015 1995 3900 NE 6th Street Minot ND 1 ILPT Owned Industrial 24 100.0% 349 3,923 3,648 1/29/2015 2013 1415 West Commerce Way Lincoln NE 1 ILPT Owned Industrial 222 100.0% 1,094 10,718 9,990 1/29/2015 2000 18010 and 18020 Burt Street Omaha NE 2 SIR Owned Office 203 100.0% 3,991 49,842 45,807 1/29/2015 2012 309 Dulty's Lane Burlington NJ 1 ILPT Owned Industrial 634 100.0% 3,387 53,000 48,609 1/29/2015 2001 500 Charles Ewing Boulevard Ewing NJ 1 SIR Owned Office 250 100.0% 5,944 74,374 68,474 1/29/2015 2012 725 Darlington Avenue Mahwah NJ 1 ILPT Owned Industrial 167 100.0% 2,250 18,637 17,600 4/9/2014 2010 299 Jefferson Road Parsippany NJ 1 SIR Owned Office 151 100.0% 4,037 31,064 28,831 1/29/2015 2011 One Jefferson Road Parsippany NJ 1 SIR Owned Office 100 100.0% 4,194 19,157 18,161 11/13/2015 2009 2375 East Newlands Road Fernley NV 1 ILPT Owned Industrial 338 100.0% 1,473 18,700 17,192 1/29/2015 2007 55 Commerce Avenue Albany NY 1 ILPT Owned Industrial 125 100.0% 1,114 11,284 10,403 1/29/2015 2013 8687 Carling Road Liverpool NY 1 SIR Owned Office 38 100.0% 752 5,564 3,986 1/6/2006 2007 1212 Pittsford - Victor Road Pittsford NY 1 SIR Owned Office 55 100.0% 1,024 5,531 3,916 11/30/2004 2003 500 Canal View Boulevard Rochester NY 1 SIR Owned Office 95 17.9% 313 14,313 10,396 1/6/2006 1997 32150 Just Imagine Drive Avon OH 1 ILPT Owned Industrial 645 100.0% 3,479 25,480 20,194 5/29/2009 2000 1415 Industrial Drive Chillicothe OH 1 ILPT Owned Industrial 44 100.0% 362 4,465 4,186 1/29/2015 2012 2231 Schrock Road Columbus OH 1 SIR Owned Office 42 100.0% 707 5,627 5,220 1/29/2015 1999 5300 Centerpoint Parkway Groveport OH 1 ILPT Owned Industrial 581 100.0% 2,875 32,563 30,012 1/29/2015 2014 200 Orange Point Drive Lewis Center OH 1 ILPT Owned Industrial 125 100.0% 1,045 9,913 9,177 1/29/2015 2013 301 Commerce Drive South Point OH 1 ILPT Owned Industrial 75 100.0% 487 5,130 4,743 1/29/2015 2013 2820 State Highway 31 McAlester OK 1 ILPT Owned Industrial 59 100.0% 787 7,397 7,118 1/29/2015 2017 501 Ridge Avenue Hanover PA 1 SIR Owned Industrial 502 —% — 27,030 21,589 9/24/2008 1965 8800 Tinicum Boulevard Philadelphia PA 1 SIR Owned Office 441 100.0% 6,741 71,319 65,574 1/29/2015 2000 9680 Old Bailes Road Fort Mill SC 1 SIR Owned Office 60 100.0% 770 8,857 8,169 1/29/2015 2007 CONSOLIDATED PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY CONSOLIDATED 996 Paragon Way Rock Hill SC 1 ILPT Owned Industrial 945 100.0% 3,054 38,520 35,452 1/29/2015 2014 510 John Dodd Road Spartanburg SC 1 ILPT Owned Industrial 1,016 100.0% 4,640 61,348 56,394 1/29/2015 2012 4836 Hickory Hill Road Memphis TN 1 ILPT Owned Industrial 646 100.0% 1,361 12,702 11,724 12/23/2014 2007 2020 Joe B. Jackson Parkway Murfreesboro TN 1 ILPT Owned Industrial 1,016 100.0% 4,998 62,759 58,039 1/29/2015 2012 16001 North Dallas Parkway Addison TX 2 SIR Owned Office 554 100.0% 14,012 106,559 93,570 1/16/2013 1996 2115-2116 East Randol Mill Road Arlington TX 1 SIR Owned Office 183 100.0% 1,043 13,242 11,895 1/29/2015 1989 Research Park-Cisco Building 3 Austin TX 1 SIR Owned Industrial 55 100.0% 1,167 5,859 3,484 6/16/1999 1999 Research Park-Cisco Building 4 Austin TX 1 SIR Owned Industrial 94 100.0% 1,924 9,780 5,841 6/16/1999 1999 1001 Noble Energy Way Houston TX 1 SIR Owned Office 497 100.0% 14,479 122,290 112,165 1/29/2015 2013 (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO. Select Income REIT 57 Supplemental Operating and Financial Data, June 30, 2018

CONSOLIDATED PROPERTY DETAIL (CONTINUED) As of June 30, 2018 (dollars and square feet in thousands) EXHIBIT A Number of Year Buildings, Annualized Built or Land Parcels Rental Undepreciated Depreciated Date Most Recent Property City State and Easements Owner Property Type Square Feet % Leased Revenues (1) Carrying Value (2) Carrying Value (2) Acquired (3) Renovation 10451 Clay Road Houston TX 1 SIR Owned Office 97 100.0% 2,173 27,012 25,149 1/29/2015 2013 202 North Castlegory Road Houston TX 1 SIR Owned Office 84 100.0% 2,865 13,482 13,115 5/12/2017 2016 6380 Rogerdale Road Houston TX 1 SIR Owned Office 206 100.0% 5,638 46,931 44,087 1/29/2015 2006 4221 W. John Carpenter Freeway Irving TX 1 SIR Owned Office 54 100.0% 789 5,499 3,004 3/19/1998 1995 8675,8701-8711 Freeport Pkwy and 8901 Esters Blvd Irving TX 3 SIR Owned Office 458 100.0% 6,038 81,610 75,690 1/29/2015 1990 1511 East Common Street New Braunfels TX 1 SIR Owned Office 63 100.0% 1,075 14,412 13,411 1/29/2015 2005 2900 West Plano Parkway Plano TX 1 SIR Owned Office 191 100.0% 1,420 27,491 25,587 1/29/2015 1998 3400 West Plano Parkway Plano TX 1 SIR Owned Office 235 100.0% 1,485 34,537 31,854 1/29/2015 1994 19100 Ridgewood Parkway San Antonio TX 1 SIR Owned Office 618 100.0% 13,809 192,621 176,567 1/29/2015 2008 3600 Wiseman Boulevard San Antonio TX 1 SIR Owned Office 100 100.0% 3,053 15,484 13,874 3/19/2013 2004 1800 Novell Place Provo UT 1 SIR Owned Office 406 100.0% 7,940 85,590 73,585 6/1/2012 2000 4885-4931 North 300 West Provo UT 2 SIR Owned Office 125 100.0% 3,678 29,338 25,879 2/28/2013 2009 1095 South 4800 West Salt Lake City UT 1 ILPT Owned Industrial 150 100.0% 1,071 8,413 7,822 1/29/2015 2012 1901 Meadowville Technology Parkway Chester VA 1 ILPT Owned Industrial 1,016 100.0% 6,283 71,511 65,744 1/29/2015 2012 Two Commercial Place Norfolk VA 1 SIR Owned Office 289 100.0% 5,561 37,007 36,059 4/28/2017 2016 1910 East Parham Road Richmond VA 1 SIR Owned Office 29 100.0% 441 3,152 2,979 7/20/2015 2014 1920 East Parham Road Richmond VA 1 SIR Owned Office 34 100.0% 565 3,870 3,660 7/20/2015 2014 1950 East Parham Road Richmond VA 1 SIR Owned Office 26 100.0% 543 2,855 2,699 7/20/2015 2012 501 South 5th Street Richmond VA 1 SIR Owned Office 311 100.0% 12,311 123,926 110,188 7/2/2013 2009 9201 Forest Hill Avenue Richmond VA 1 SIR Owned Office 50 100.0% 1,080 6,157 5,946 10/12/2016 1985 1751 Blue Hills Drive Roanoke VA 1 SIR Owned Industrial 399 100.0% 1,874 23,760 22,034 1/29/2015 2003 45101 Warp Drive Sterling VA 1 SIR Owned Office 161 100.0% 4,892 34,298 30,118 11/29/2012 2001 45201 Warp Drive Sterling VA 1 SIR Owned Office 88 100.0% 2,744 18,933 16,672 11/29/2012 2000 45301 Warp Drive Sterling VA 1 SIR Owned Office 88 100.0% 2,738 18,933 16,682 11/29/2012 2000 181 Battaile Drive Winchester VA 1 ILPT Owned Industrial 308 100.0% 1,469 14,341 10,415 4/20/2006 1987 351, 401, 501 Elliott Ave West Seattle WA 3 SIR Owned Office 300 100.0% 13,687 130,544 122,430 1/29/2015 2000 367 45,736 94.8% $ 472,836 $ 4,279,873 $ 3,925,593 CONSOLIDATED PROPERTY DETAIL (CONTINUED) DETAIL PROPERTY CONSOLIDATED SIR (excluding ILPT) 100 16,956 87.5% $ 313,759 $ 2,892,119 $ 2,621,420 ILPT 267 28,780 99.1% 159,077 1,387,754 1,304,173 Total 367 45,736 94.8% $ 472,836 $ 4,279,873 $ 3,925,593 (1) We define annualized rental revenues as the annualized contractual rents, as of June 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. (2) Excludes the value of real estate intangibles. (3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO. Select Income REIT 58 Supplemental Operating and Financial Data, June 30, 2018